                 Genworth Life & Annuity VA Separate Account 2
                                Prospectus For
   Flexible Purchase Payment Variable Income with Guaranteed Minimum Income
                   Immediate and Deferred Annuity Contracts

                                  Issued by:
                  Genworth Life and Annuity Insurance Company

--------------------------------------------------------------------------------

This prospectus gives details about the contract and the Genworth Life & Annuity VA Separate Account 2 (the "Separate Account") you should know before investing. Please read this prospectus carefully and keep it for future reference.

This prospectus describes individual flexible purchase payment variable income with guaranteed minimum income immediate and deferred annuity contracts (the "contracts") for individuals aged 85 and younger at the time the contract is issued. This contract may be issued as a contract qualified to receive certain tax benefits under the Internal Revenue Code of 1986, as amended (the "Code"), or issued as a non-qualified contract under the Code. Genworth Life and Annuity Insurance Company (the "Company," "we," "us," or "our") issues the contract.

Your purchase payments are allocated to the Subaccount investing in the GE Investments Funds, Inc. -- Total Return Fund -- Class 3 Shares ("Total Return Fund").

The contract offers you Variable Income Payments with a Guaranteed Payment Floor, provided specified contract conditions are met.

Before your Income Payments begin, you may surrender or take partial withdrawals from your contract. After Income Payments begin, you may surrender your contract for the Commutation Value. The value of your contract before and after your Income Payments begin will depend on the investment performance of the Total Return Fund. You bear the investment risk of allocating payments to this contract, subject to any minimum contract guarantees.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Your contract:

   . Is NOT a bank deposit

   . Is NOT FDIC insured

   . Is NOT insured or endorsed by a bank or any federal government agency

   . Is NOT available in every state

   . MAY go down in value.

These contracts are also offered to customers of various financial institutions and brokerage firms. No financial institution or brokerage firm is responsible for the guarantees under the contracts. Guarantees under the contracts are the sole responsibility of the Company.

A Statement of Additional Information, dated October 2, 2006, which contains additional information about the contract has been filed with the SEC and is incorporated by reference into this prospectus. A table of contents for the Statement of Additional Information appears on the last page of this prospectus. If you would like a free copy of the Statement of Additional Information, call us at:

                                (800) 352-9910;

                                or write us at:

                            6610 West Broad Street
                              Richmond, VA 23230

The Statement of Additional Information and other material incorporated by reference can be found on the SEC's website at:

                                  www.sec.gov

This prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made.

The date of this prospectus is October 2, 2006.

Table of Contents

               Definitions..................................................  5

               Fee Tables...................................................  8
                  Example...................................................  9

               Condensed Financial Information.............................. 10

               Financial Statements......................................... 10

               Synopsis..................................................... 11

               Investment Results........................................... 14

               The Company.................................................. 15

               The Separate Account......................................... 16
                  The Subaccount and the Total Return Fund.................. 16
                  Voting Rights............................................. 18
                  Changes to the Separate Account and the Subaccount........ 19
                  The Subaccount -- Policies and Procedures................. 19

               Charges and Other Deductions................................. 20
                  Deductions from the Separate Account...................... 21
                  Other Charges............................................. 21

               The Contract................................................. 22
                  Purchase of the Contract.................................. 22
                  Ownership................................................. 23
                  Annuitant/Joint Annuitant................................. 24
                  Assignment................................................ 24
                  Purchase Payments......................................... 25
                  Valuation Day and Valuation Period........................ 25
                  Allocation of Purchase Payments........................... 25
                  Valuation of Accumulation Units........................... 25

               Surrender and Partial Withdrawals............................ 27
                  Surrender and Partial Withdrawals......................... 27
                  Restrictions on Distributions from Certain Contracts...... 28

               Death of Owner and/or Annuitant.............................. 29
                  Distribution Provisions Upon Death of Owner or Joint
                    Owner................................................... 29
                  Death Benefit at Death of any Annuitant Before the
                    Annuity Commencement Date............................... 29
                  How to Claim Death Proceeds and/or Death Benefit Payments. 29
                  Distribution Rules When Death Occurs Before the Annuity
                    Commencement Date and the Beneficiary is the Surviving
                    Spouse.................................................. 32
                  Distribution Rules When Death Occurs On or After the
                    Annuity Commencement Date............................... 32

                Income Payments............................................. 34
                   Monthly Income........................................... 34
                   Guaranteed Payment Floor................................. 37
                   Surrender of the Contract After the Annuity Commencement
                     Date................................................... 38
                   Optional Payment Plans................................... 39

                Federal Tax Matters......................................... 41
                   Introduction............................................. 41
                   Taxation of Non-Qualified Contracts...................... 41
                   Section 1035 Exchanges................................... 45
                   Qualified Retirement Plans............................... 45
                   Federal Income Tax Withholding........................... 50
                   State Income Tax Withholding............................. 51
                   Tax Status of the Company................................ 51
                   Changes in the Law....................................... 51

                Requesting Payments......................................... 52

                Sale of the Contracts....................................... 54

                Additional Information...................................... 55
                   Owner Questions.......................................... 55
                   Return Privilege......................................... 55
                   State Regulation......................................... 55
                   Evidence of Death, Age, Gender or Survival............... 55
                   Records and Reports...................................... 55
                   Other Information........................................ 56
                   Legal Proceedings........................................ 56

                Table of Contents for Statement of Additional Information

Definitions

                      The following terms are used throughout the prospectus:

                      Accumulation Unit -- An accounting unit of measure we use to calculate the value in the Subaccount prior to the Annuity Commencement Date.

                      Adjustment Account -- The account that is established when Monthly Income is calculated on the Annuity Commencement Date.

                      Annual Income Amount -- The sum of Annual Income Amounts determined for the Subaccount investing in the Total Return Fund. The Annual Income Amount for the Subaccount is equal to the number of Annuity Units multiplied by the Annuity Unit Value on the first Valuation Day of each Annuity Year.

                      Annuitant/Joint Annuitant -- The person(s) whose age and, where appropriate, gender, we use to determine Income Payments. The Owner must also be named the Annuitant, unless the Owner is not a natural person.

                      Annuity Commencement Date -- The date on which your Income Payments are scheduled to begin if the Annuitant is living on that date. The Annuity Commencement Date is stated in your contract, unless changed by you in writing in a form acceptable to us.

                      Annuity Unit -- An accounting unit of measure we use to calculate the amount of the second and each subsequent variable income payment.

                      Annuity Year -- Each one-year period beginning on the Annuity Commencement Date or the annual anniversary of the Annuity Commencement Date.

                      Assumed Interest Rate -- The interest rate used in calculating Variable Income Payment amounts.

                      Code -- The Internal Revenue Code of 1986, as amended.

                      Commutation Value -- A lump sum payment payable to the Owner if the contract is surrendered after the Annuity Commencement Date.

                      Contract Date -- The date we issue your contract and your contract becomes effective. Your Contract Date is shown on your contract's data pages. We use the Contract Date to determine contract years and contract anniversaries.

                      Contract Value -- The total value of all your Accumulation Units in the Subaccount.

                      Earliest Income Date -- The earliest date you may receive variable income with a Guaranteed Payment Floor purchased with each purchase payment.

                      General Account -- Assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company.

                      Gross Withdrawal -- An amount withdrawn from Contract Value including any premium tax assessed.

                      Guaranteed Payment Floor -- The guaranteed amount of annual income as of the Annuity Commencement Date for the Annuitant.

                      Guaranteed Payment Floor Factor -- The factor used to calculate the Guaranteed Payment Floor purchased with each Purchase Payment.

                      Home Office -- Our office located at 6610 West Broad Street, Richmond, Virginia 23230.

                      Income Payment -- One of a series of payments made under either monthly Income Payments upon the Annuitization Date or one of the Optional Payment Plans.

                      Joint Guaranteed Payment Floor -- The guaranteed amount of annual income as of the Annuity Commencement Date for Joint Annuitants.

                      Joint Adjustment Factor -- The Guaranteed Payment Floor Factor based on the Annuitant's Attained age, less the Joint Annuitant's Attained Age.

                      Level Income Amount -- The amount that would result from applying the Annual Income Amount to a 12-month period certain, fixed single payment immediate annuity. We will declare the interest rate at the start of each Annuity Year.

                      Monthly Income -- The amount paid by us each month on and after the Annuity Commencement Date. The amount remains constant throughout an Annuity Year. This amount may increase or decrease each Annuity Year.

                      Separate Account -- Genworth Life & Annuity VA Separate Account 2, a separate account we established to receive Subaccount allocations. The Separate Account is divided into a Subaccount, which invests in shares of the Total Return Fund.

                      Subaccount -- A division of the Separate Account which invests exclusively in shares of the Total Return Fund.

                      Surrender Value -- The value of the contract as of the date we receive your written request to surrender at our Home Office, less any applicable premium tax.

                      Valuation Day -- Any day on which the New York Stock Exchange is open for regular trading, except for days on which the Total Return Fund does not value its shares.

                      Valuation Period -- The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.

Fee Tables

                      The following tables describe fees and expenses that you will pay when buying, owning or partially withdrawing assets or fully surrendering the contract.

                      The first table describes the fees and expenses that you will pay when you buy the contract, take a partial withdrawal, or fully surrender your contract. State premium taxes may also be deducted.

                    Contract Owner Transaction Expenses
                    ----------------------------------------
                             Surrender Charge           None
                    ----------------------------------------

                      The next table describes the fees and expenses that you will pay periodically during the time you own the contract, not including the fees and expenses for the Total Return Fund.

              Separate Account Annual Expenses
               (as a percentage of your average daily net assets in the Separate Account)
              ---------------------------------------------------------------------------
                Mortality and Expense Risk Fees                          1.00%
              ---------------------------------------------------------------------------
                Account Fees and Expenses                                0.00%
              ---------------------------------------------------------------------------
              Maximum Total Separate Account Annual Expenses             1.00%
              ---------------------------------------------------------------------------

                      For information concerning compensation paid for the sale of the contract, see the "Sale of the Contracts" provision of the prospectus.

                      The next item shows the minimum and maximum total annual operating expenses charged by the Total Return Fund that you may pay periodically during the time that you own the contract. These are expenses that are deducted from Total Return Fund assets, and include management fees, distribution and/or service (12b-1) fees, and other expenses. More detail concerning the Total Return Fund's fees and expenses is contained in the prospectus for the Total Return Fund.

               Total Return Fund Annual Expenses/1/
               -------------------------------------------------
               Management Fees/2/                         0.37%
               Distribution and Service (12b-1) Fees/3/   0.30%
               Other Expenses/3,4/                        0.08%
                                                         -----
               Total Annual Portfolio Operating Expenses  0.75%
               Contractual Fee Waiver/Reimbursement/5/   (0.13)%
                                                         -----
               Net Annual Portfolio Operating Expenses    0.62%
               -------------------------------------------------

                    /1/ Total Annual Portfolio Operating Expenses for Class 3
                        shares reflects anticipated expenses based on Class 1 actual expenses incurred during the fiscal period ended December 31, 2005.

                    /2/ The Management Fees fluctuate based upon the average
                        daily net assets of the Total Return Fund and may be higher or lower than that shown above.

                    /3/ The Distribution and Service (12b-1) Fees and Other
                        Expenses of the Total Return Fund solely attributable to its Class 3 shares are charged to the assets attributable to the Class 3 shares.

                    /4/ Other Expenses include all operating expenses of the
                        Total Return Fund except Management Fees and
                        Distribution and Service (12b-1) Fees.

                    /5/ Pursuant to an agreement with the Total Return Fund, GE
                        Asset Management Incorporated, the investment adviser of the Total Return Fund, has agreed to limit the total operating expenses charged to Total Return Fund assets attributable to the Class 3 shares (excluding class specific expenses such as Investor Service Plan fees and the Distribution and Service (12b-1) Fees, and excluding interest, taxes, brokerage commissions, other expenditures that are capitalized, and other extraordinary expenses not incurred in the ordinary course of the Total Return Fund's business) to 0.32% of the average daily net assets of the Total Return Fund attributable to such shares. Under the agreement, this expense limitation will continue in effect until April 30, 2009 unless extended, and can only be changed with the approval of the Total Return Fund and GE Asset Management Incorporated.

EXAMPLE This Example is intended to help you compare the costs of investing in the contract with the costs of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract charges, and Portfolio fees and expenses.

                      The Example shows the dollar amount of expenses you would bear directly or indirectly if you:

                         . invested $10,000 in the contract for the time
                           periods indicated;

                         . earned a 5% annual return on your investment;

                         . surrendered, annuitized, did not surrender or did
                           not annuitize your contract at the end of the stated period; and

                         . are assessed Separate Account charges of 1.00%,
                           charged as a percentage of an assumed daily Contract Value of $10,000.

                      As this is an Example, your actual expenses may be higher or lower than those shown below. The Example does not include any taxes or tax penalties that may be assessed upon surrender or annuitization of the contract.

                                                 1 Year 3 Years 5 Years 10 Years
                                                 ------ ------- ------- --------
                     Costs Based on Maximum
                       Annual Portfolio Expenses  $178   $551    $949    $2,062

                      Please remember that you are looking at an Example and not a representation of past or future expenses. Your rate of return may be higher or lower than 5%, which is not guaranteed.

Condensed Financial Information

                      The value of an Accumulation Unit is determined on the basis of changes in the per share value of the Portfolios and the assessment of Separate Account charges which may vary from contract to contract. Please refer to the Statement of Additional Information for more information on the calculation of Accumulation Unit values.

                      No Condensed Financial Information is available.

Financial Statements

                      The consolidated financial statements of the Company and subsidiary are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information, call (800) 352-9910 or write to our Home Office at the address listed on page 2 of this prospectus. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov.

Synopsis

                      What type of contract am I buying? The contract is an individual flexible purchase payment variable income contract with guaranteed income on an immediate and deferred annuity basis. We may issue it as a contract qualified ("Qualified Contract") under the Code, or as a contract that is not qualified under the Code ("Non-Qualified Contract"). Because this contract may be used with certain tax qualified retirement plans that offer their own tax deferral benefit, you should consider purchasing the contract for a reason other than tax deferral if you are purchasing this contract as a Qualified Contract. This prospectus only provides disclosure about the contract. Certain features described in this prospectus may vary from your contract. See "The Contract" provision of this prospectus.

                      How does the contract work? Once we approve your application, we will issue a contract to you. During the Accumulation Period, we will use your purchase payments to buy Accumulation Units under the Separate Account, which will in turn, purchase a minimum guaranteed amount of annual income beginning on or after the Earliest Income Date (Annuity Commencement Date.) Should you decide to receive Income Payments (annuitize the contract or a portion thereof) we will convert all or a portion of the contract being annuitized from Accumulation Units to Annuity Units. See "The Contract" provision of this prospectus.

                      On the Annuity Commencement Date, we apply your Contract Value to purchase Income Payments. In turn, Income Payments will be made to you each month. Each monthly Income Payment during an Annuity Year is equal in amount. Because we base Income Payments on Subaccount performance, the amount of payments may change from Annuity Year to Annuity Year. However, the amount paid per month will not be less than the Guaranteed Payment Floor, provided all contractual requirements have been satisfied. See "The Contract", the "Benefits at the Annuity Commencement Date" and the "Guaranteed Payment Floor" provisions in this prospectus.

                      What is the Separate Account? The Separate Account is a segregated asset account established under Virginia insurance law, and registered with the SEC as a unit investment trust. We allocate the assets of the Separate Account to the Subaccount that invests in the Total Return Fund. We do not charge the assets in the Separate Account with liabilities arising out of any other business we may conduct. Amounts you allocate to the Separate Account will reflect the investment performance of the Total Return Fund. You bear the risk of investment gain or loss. See "The Separate Account" provision of this prospectus.

                      What charges are associated with this contract? We assess annual charges in the aggregate at an effective annual rate of 1.00% against the daily net asset value of the Separate Account. These charges consist of mortality and expense risk charges.

                      For a complete discussion of the charges associated with the contract, see the "Charges and Other Deductions" provision of this prospectus.

                      If your state assesses a premium tax with respect to your contract, then at the time we incur the tax (or at such other time as we may choose), we will deduct these amounts from purchase payments or the Contract Value, as applicable. See the "Charges and Other Deductions" and the "Deductions for Premium Taxes" provisions of this prospectus.

                      There are expenses associated with the Total Return Fund. These include management fees and other expenses associated with the daily operation of each Portfolio as well as 12b-1 fees or service share fees. See the "Fee Tables" section in this prospectus. These expenses are more fully described in the prospectus for the Total Return Fund.

                      We currently do not pay compensation to broker-dealers who sell the contracts, however, we reserve the right to do so in the future. For a discussion of this compensation, see the "Sale of the Contracts" provision in this prospectus.

                      How much must I pay and how often? Subject to certain minimum and maximum payments, the amount and frequency of your purchase payments until the Annuity Commencement Date are flexible. See "The Contract -- Purchase Payments" provision of this prospectus.

                      How will my Income Payments be calculated? We will pay you a monthly income beginning on the Annuity Commencement Date provided an Annuitant is still living on that date. You may also decide to take Income Payments under one of the optional payment plans. We will base your initial payment on the Contract Value and other factors. See the "Income Payments" provision of this prospectus.

                      What happens if I die before the Annuity Commencement Date? An owner must also be an Annuitant, and a joint owner must also be a joint annuitant. Before the Annuity Commencement Date, if an owner dies while the contract is in force, we will treat the designated beneficiary as the sole owner of the contract, subject to certain distribution rules. We may pay a death benefit to the designated beneficiary. See "The Death of Owner and/or Annuitant" provision of this prospectus.

                      May I surrender the contract or take partial withdrawals? Yes, subject to contract requirements and restrictions imposed under certain retirement plans.

                      When taking a full surrender or partial withdrawal, you may be subject to income tax and, if you are younger than age 59 1/2 at the time of the surrender or partial withdrawal, a 10% IRS penalty tax. A total surrender or a partial withdrawal may also be subject to tax withholding. See the "Federal Tax Matters" provision of this prospectus. A partial withdrawal may reduce the death benefit by the proportion that the partial withdrawal (including any premium tax assessed) reduces your Contract Value. A partial withdrawal will reduce the Guaranteed Payment Floor by the proportion that the partial withdrawal (including any premium tax assessed) reduces your Contract Value. See the "Death of Owner and/or Annuitant" provision of this prospectus for more information.

                      Do I get a free look at this contract? Yes. You have the right to return the contract to us at our Home Office at the address listed on page 1 of this prospectus, and have us cancel the contract within a certain number of days (usually 10 days from the date you receive the contract, but some states require different periods).

                      If you exercise this right, we will cancel the contract as of the Valuation Day we receive it and send you a refund equal to your Contract Value plus any charges we have deducted from purchase payments prior to their allocation to the Separate Account (excluding any charges the Total Return Fund may have deducted) on or before the Valuation Day we received the returned contract. Or, if required by the law of your state, we will refund your purchase payments (less any partial withdrawals previously taken). See the "Return Privilege" provision of this prospectus for more information.

                      When are my allocations effective when purchasing this contract? Within two business days after we receive all the information necessary to process your purchase order, we will allocate your initial purchase payment directly to the Subaccount that invests in the Total Return Fund.

                      What are the Federal tax implications of my investment in the contract? Generally, all investment earnings under the contract are tax-deferred until withdrawn or until Income Payments begin. A distribution from the contract, which includes a full surrender, partial withdrawal or payment of a death benefit, will generally result in taxable income if there has been an increase in the Contract Value. In certain circumstances, a 10% penalty tax may also apply. All amounts includable in income with respect to the contract are taxed as ordinary income; no amounts are taxed at the special lower rates applicable to long term capital gains and corporate dividends. See the "Federal Tax Matters" provision of this prospectus.

Investment Results

                      At times, the Separate Account may compare its investment results to various unmanaged indices or other variable annuities in reports to beneficial shareholders, sales literature and advertisements. We will calculate the results on a total return basis for various periods, assuming Separate Account charges.

                      Total returns assume an initial investment of $1,000 and include the reinvestment of dividends and capital gains of the Total Return Fund, the Total Return Fund's charges and expenses (including 12b-1 fees and/or service share fees), and the charges associated with the contract, including the mortality and expense risk charges. Premium taxes are not reflected in any of the calculations, but may apply. See the Statement of Additional Information for more information.

The Company


                      We are a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871. We principally offer life insurance policies and annuity contacts. We do business in 49 states and the District of Columbia. Our principal offices are at 6610 West Broad Street, Richmond, Virginia 23230. We are obligated to pay all amounts promised under the contract.

                      Capital Brokerage Corporation serves as principal underwriter for the contracts and is a broker/dealer registered with the SEC. GNA Corporation directly owns the stock of Capital Brokerage Corporation and the Company. GNA Corporation is directly owned by Genworth Financial, Inc.

                      We are a charter member of the Insurance Marketplace Standards Association ("IMSA"). We may use the IMSA membership logo and language in our advertisements, as outlined in IMSA's Marketing and Graphics Guidelines. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

The Separate Account

                      We established the Separate Account as a separate investment account on June 5, 2002. The Separate Account may invest in mutual funds, unit investment trusts, managed separate account, and other portfolios. We use the Separate Account to support the contract as well as for other purposes permitted by law.

                      Currently, only one Subaccount of the Separate Account is available under the contract. The Subaccount invests exclusively in shares the Total Return Fund.

                      The assets of the Separate Account belong to us. Nonetheless, we do not charge the assets in the Separate Account attributable to the contracts with liabilities arising out of any other business which we may conduct. The assets of the Separate Account will, however, be available to cover the liabilities of our General Account to the extent that the assets of the Separate Account exceed its liabilities arising under the contracts supported by it. Income and both realized and unrealized gains or losses from the assets of the Separate Account are credited to or charged against the Separate Account without regard to the income, gains or losses arising out of any other business we may conduct.

                      We registered the Separate Account with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). The Separate Account meets the definition of a separate account under the Federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account by the SEC. You assume the full investment risk for all amounts you allocate to the Separate Account.

                      If permitted by law, we may deregister the Separate Account under the 1940 Act in the event registration is no longer required, manage the Separate Account under the direction of a committee, or combine the Separate Account with one of our other separate accounts. Further, to the extent permitted by applicable law, we may transfer the assets of the Separate Account to another separate account.

THE SUBACCOUNT        There is one Subaccount of the Separate Account which
AND THE TOTAL         corresponds to the Total Return Fund offered in the
RETURN FUND           contract. The Total Return Fund is registered with the
                      SEC as an open-end management investment company under the 1940 Act.

                      Before investing in the contract, carefully read the prospectus for the Total Return Fund along with this prospectus. We summarize the investment objective of the Total Return in the following paragraph. There is no assurance that the Total Return Fund will meet this objective. We do not guarantee any minimum value for the amounts allocated to the Separate Account. You bear the investment risk of investing in the Total Return Fund.

                      The investment objective and adviser to the Total Return Fund is as follows:

  Investment Objective                                                             Adviser
  -----------------------------------------------------------------------------------------------------
  Seeks the highest total return, composed of current income and       GE Asset Management Incorporated
  capital appreciation, as is consistent with prudent investment risk.
  -----------------------------------------------------------------------------------------------------

                      We will purchase shares of the Total Return Fund at net asset value and direct them to the Subaccount. We will redeem sufficient shares of the Total Return Fund at net asset value to pay death benefits, surrender proceeds, and partial withdrawals, to make Income Payments or for other purposes described in the contract. We automatically reinvest al dividend and shares of the Total Return Fund at its net asset value on the date of distribution. In other words, we do not pay dividends or capital gains of the Total Return Fund to owners as additional units, but instead reflect them in unit values.

                      Shares of the Total Return Fund are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies that issue variable annuity contracts and variable life insurance policies. In addition, they may be sold to retirement plans.

                      When the Total Return Fund sells its shares both to variable annuity and to variable life insurance separate accounts, it engages in mixed funding. When the Total Return Fund sells its shares to separate accounts of unaffiliated life insurance companies, it engages in shared funding.

                      The Total Return Fund may engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interests of various shareholders participating in the Total Return Fund could conflict. The Board of Directors of the Total Return Fund will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. See the prospectus for the Total Return Fund for additional information.

                      We have entered into an agreement with GE Asset Management Incorporated ("GEAM") under which GEAM pays us a fee for administrative and other services we provide relating to the Total Return Fund. The fees are based upon a percentage of the average annual aggregate net amount we have invested in the Total Return Fund on behalf of the Separate Account and other separate accounts funding certain variable insurance contracts that we and our affiliates issue. The Separate Account did not have any sales in the year 2005. We have entered into a new Administrative Service Agreement with GEAM to provide certain services in the nature of "personal service and/or the maintenance of shareholder accounts" as referenced in NASD Conduct Rule 2830(b)(9) and certain other administrative services delineated therein relating to the Total Return Fund. GEAM has agreed to pay us an amount equal to 0.05% of the average daily net assets attributable to the Total Return Fund, pursuant to this new agreement, to compensate us for providing such administrative services. Payment of these amounts is not an additional charge to you by the Total Return Fund or by us, but comes from GEAM.

                      In addition to the asset-based payments for administrative and other services described above, GEAM may also pay us, or our affiliate Capital Brokerage Corporation, to participate in periodic sales meetings, for expenses relating to the production of promotional sales literature and for other expenses or services. The amount paid to us, or our affiliate Capital Brokerage Corporation, may be significant. Payments to participate in sales meetings may provide GEAM with greater access to our internal and external wholesalers to provide training, marketing support and educational presentations.

                      In consideration of services provided and expenses incurred by Capital Brokerage Corporation in distributing shares of the Total Return Fund, Capital Brokerage Corporation receives 12b-1 fees from the Total Return Fund equal to 0.30% of Separate Account assets invested in the Total Return Fund.

VOTING RIGHTS         As required by law, we will vote the shares of the Total
                      Return Fund held in the Separate Account at special shareholder meetings based on instructions from you.
                      However, if the law changes and we are permitted to vote in our own right, we may elect to do so.

                      Whenever a Fund calls a shareholder meeting, owners will be notified of issues requiring the shareholders' vote as soon as possible before the shareholder meeting. Each person having a voting interest in the Portfolio will receive proxy voting materials, reports, other materials, and a form with which to give us voting instructions.

                      We will determine the number of votes which you have the right to cast by applying your percentage interest in a Subaccount to the total number of votes attributable to the Subaccount. In determining the number of votes, we will recognize fractional shares.

                      We will vote Total Return Fund shares for which no instructions are received (or instructions are not received timely) in the same proportion to those that are received. We will apply voting instructions to abstain on any item to be voted on a pro-rata basis to reduce the number of votes eligible to be cast.

                      This type of voting, often referred to as "proportional voting," permits all contract owners in this contract, as well as contract owners from other variable annuity contracts and variable life insurance policies who have assets allocated to subaccounts which invest in the Total Return Fund ("Beneficial Shareholders") to participate in the voting process.

                      Proportional voting does not require a predetermined number of votes for a quorum and if the majority Beneficial Shareholders do not participate in the voting process, minority Beneficial Shareholders can determine the result.

                      Since the Total Return Fund may engage in shared funding, other persons or entities besides us may vote shares of the Total Return Fund.

CHANGES TO THE        We reserve the right, within the law, to make additions,
SEPARATE ACCOUNT      deletions and substitutions for the Total Return Fund. We
AND THE               may substitute shares of other portfolios for shares
SUBACCOUNT            already purchased, or to be purchased in the future,
                      under the contract. This substitution might occur if shares of the Total Return Fund should become inappropriate for purposes of the contract, in the judgment of our management. The new portfolio may have higher fees and charges than the Total Return Fund and not all portfolios may be available to all classes of contracts. Currently, we have no intention of substituting or deleting the Total Return Fund, however, we reserve our right to do so should the Total Return
                      Fund become inappropriate to maintain the guarantees under the contract. We will only substitute the Total
                      Return Fund with an equity based investment option should we exercise our right to substitute the Total Return Fund in the future. No substitution or deletion will be made to the contract without prior notice to you and before any necessary approval of the SEC in accordance with the 1940 Act.

                      We also reserve the right to establish additional subaccounts, each of which would invest in a separate portfolio of GE Investments Funds, Inc., or in shares of another investment company, with a specified investment objective. We may also eliminate one or more subaccounts if, in our sole discretion, marketing, tax or investment conditions warrant. We will not eliminate a subaccount without prior notice to you and before any necessary approval of the SEC. Not all subaccounts may be available to all classes of contracts.

                      If permitted by law, we may create new separate accounts; deregister the Separate Account under the 1940 Act in the event such registration is no longer required; manage the Separate Account under the direction of committee; or combine the Separate Account with one of our other separate accounts. Further to the extent permitted by applicable law, we may transfer the assets of the Separate Account to another separate account.

THE SUBACCOUNT --     We have not adopted policies and procedures with regard
POLICIES AND          to frequent trading for this product. This product is
PROCEDURES            unique compared to other variable annuity products
                      because it has only one Subaccount investing in one portfolio.

                      The Total Return Fund may refuse purchase payments for any reason. In such case, if we cannot make the purchase request on the date you allocate assets, your assets will be returned to you.

Charges and Other Deductions

                      We sell the contracts through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of the Company. We currently do not pay commissions to the broker-dealers for selling this contract, but we reserve the right to do so in the future. We intend to recover the cost of marketing, administering and other costs associated with the benefits of the contracts through fees and charges imposed under the contracts. See below and the "Sale of the Contracts" provision of this prospectus.

                      We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder. Our administrative services include:

                         . processing applications for and issuing the
                           contracts;

                         . maintaining records;

                         . administering Income Payments;

                         . furnishing accounting and valuation services
                           (including the calculation and monitoring of daily Subaccount values);

                         . reconciling and depositing cash receipts;

                         . providing contract confirmations and periodic
                           statements;

                         . providing toll-free inquiry services; and

                         . furnishing telephone and internet transaction
                           services.

                      The risks we assume include:

                         . the risk that the actual life-span of persons
                           receiving Income Payments under contract will exceed the assumptions reflected in our guaranteed rates (these rates are incorporated in the contract and cannot be changed); and

                         . the risk that our costs in providing the services
                           will exceed our revenues from contract charges (which cannot be changed by us).

                      The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge. We may also realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

DEDUCTIONS FROM       We deduct from the Separate Account an amount, computed
THE SEPARATE          daily, equal to an annual rate of 1.00% of the daily net
ACCOUNT               assets of the Separate Account. The charge consists of a
                      mortality and expense risk charge. These deductions from the Separate Account are reflected in your Contract Value.

OTHER CHARGES

DEDUCTIONS FOR        We will deduct charges for any premium tax or other tax
PREMIUM TAXES         levied by any governmental entity from purchase payments
                      or Contract Value when the premium tax is incurred or when we pay proceeds under the contract (proceeds include full surrenders, partial withdrawals, Income Payments and death benefit payments).

                      The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax generally ranges from 0.0% to 3.5%.

OTHER CHARGES AND     The Total Return Fund incurs certain fees and expenses.
DEDUCTIONS            To pay for these expenses, the Total Return Fund makes
                      deductions from its assets. The deductions are described more fully in the Total Return Fund's prospectus.

The Contract

                      The contract is an individual flexible purchase payment variable income with guaranteed minimum income immediate and deferred annuity contract. We describe your rights and benefits below and in the contract. There may be differences in your contract (such as differences in fees, charges and benefits) because of requirements of the state where we issued your contract. We will include any such differences in your contract.

PURCHASE OF THE       If you wish to purchase a contract, you must apply for it
CONTRACT              through an authorized sales representative. The sales
                      representative will send your completed application to us, and we will decide whether to accept or reject it. If we accept your application, our legally authorized officers prepare and execute a contract. We then send the contract to you through your sales representative. See the "Sale of the Contracts" provision of this prospectus.

                      If we receive a completed application and all other information necessary for processing a purchase order, we will apply your initial purchase payment no later than two Valuation Days after we receive the order. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five Valuation Days. If the incomplete application cannot be completed within five days, we will inform you of the reasons, and will return your purchase payment immediately, unless you specifically authorize us to keep it until the application is complete. Once you complete your application, we must apply the initial purchase payment within two Valuation Days. We apply any additional purchase payments you make on the Valuation Day we receive them at our Home Office.

                      To apply for a contract, you must be of legal age in a state where we may lawfully sell the contracts and, if part of a plan, you must also be eligible to participate in any of the qualified or non-qualified retirement plans for which we designed the contracts. The Annuitant(s) cannot be older than age 85 at the time of application, unless we approve a different age. Various firms and financial institutions that sell our products have their own guidelines on when certain products are suitable and may impose issue age restrictions which are younger than those stated in our contracts. We neither influence, nor agree or disagree with the age restrictions imposed by firms and financial institutions.

                      This contract may be used with certain tax qualified retirement plans. The contract includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax deferral benefit; the purchase of this contract does not provide additional tax deferral benefits beyond those provided in the qualified retirement plan. Accordingly, if you are purchasing this contract as a Qualified Contract, you should consider purchasing this contract for its death benefit, income benefit, and other non-tax-related benefits. Please consult a tax adviser for information specific to your circumstances in order to determine whether this contract is an appropriate investment for you.

                      Purchasing the contract through a tax-free "Section 1035" exchange. Section 1035 of the Code generally permits you to exchange one annuity contract for another in a "tax-free exchange." Therefore, you can use the proceeds from another annuity contract to make purchase payments for this contract. Before making an exchange to acquire this contract, you should carefully compare this contract to your current contract. You may have to pay a surrender charge under your current contract to exchange it for this contract. The fees and charges under this contract may be higher (or lower), and the benefits may be different, than those of your current contract. In addition, you may have to pay Federal income and penalty taxes on the exchange if it does not qualify for Section 1035 treatment. You should not exchange another contract for this contract unless you determine, after evaluating all of the facts, that the exchange is in your best interest. Please note that the person who sells you this contract generally will earn a commission.

OWNERSHIP             As owner, you have all rights under the contract, subject
                      to the rights of any irrevocable beneficiary. Two persons may apply as joint owners for a Non-Qualified Contract.
                      Joint owners have equal undivided interests in their contract. That means that each may exercise any ownership rights on behalf of the other, except ownership changes.
                      Joint owners also have the right of survivorship. This means if a joint owner dies, his or her interest in the contract passes to the surviving owner. You must have our approval to add a joint owner after we issue the contract. We may require additional information, if joint ownership is requested after the contract is issued.

                      Subject to any restrictions stated below, before the Annuity Commencement Date, you may change:

                         . your Annuity Commencement Date;

                         . your optional payment plan; and

                         . your, primary beneficiary and/or contingent
                           beneficiary (unless the primary beneficiary or contingent beneficiary is named as an irrevocable beneficiary), upon written notice to our Home Office, provided an Annuitant is living at the time of the request. If you change a beneficiary, your plan selection will no longer be in effect unless you request that it continue. In addition, during an Annuitant's life, you can change any non-natural owner to another non-natural owner. Changing the non-natural owner may have tax consequences and you should consult a tax adviser before doing so.

                      We must receive your request for a change in a form satisfactory to us. The change will take effect as of the date you sign the request. The change will be subject to any payment made before we recorded the change.

ANNUITANT/            An Annuitant must be named, and the Annuitant must be the
JOINT ANNUITANT       same person as the owner, unless the owner is a
                      non-natural person, such as a trust. In addition, if there are joint owners, the joint owner must be named a Joint Annuitant. Any joint owner added after the contract is issued must be the owner's spouse. If an owner adds his or her spouse as joint owner and/or Joint Annuitant, such addition can only take place prior to the Annuity
                      Commencement Date.

ASSIGNMENT            An owner of a Non-Qualified Contract may assign some or
                      all of his or her rights under the contract. An assignment must occur before any Income Payments begin and while an Annuitant is still living. Once proper notice of the assignment is recorded by our Home Office, the assignment will become effective as of the date the written request was signed.

                      If a Non-Qualified Contract is assigned or sold, unless under an involuntary assignment affected by legal process, the Guaranteed Payment Floor will reduce to zero and cannot be increased. See the "Guaranteed Payment Floor" provision.

                      Qualified Contracts, IRAs and Tax Sheltered Annuity Contracts may not be assigned, pledged or otherwise transferred except where allowed by law.

                      We are not responsible for the validity or tax consequences of any assignment. We are not liable for any payment or settlement made before the assignment is recorded. Assignments will not be recorded until our Home Office receives sufficient direction from the owner and the assignee regarding the proper allocation of contract rights.

                      Amounts pledged or assigned will be treated as distributions and will be included in gross income to the extent that the Contract Value exceeds the investment in the contract for the taxable year in which it was pledged or assigned. Amounts assigned may be subject to an IRS tax penalty equal to 10% of the amount included in gross income.

                      Assignment of the entire Contract Value may cause the portion of the contract exceeding the total investment in the contract and previously taxed amounts to be included in gross income for federal income tax purposes each year that the assignment is in effect.

PURCHASE              You may make purchase payments to us at any frequency and
PAYMENTS              in the amount you select, subject to certain
                      restrictions. You must obtain our prior approval before you make total purchase payments for any Annuitant age 79 or younger that exceed $2,000,000. If any Annuitant is age 80 or older at the time of payment, the total amount not subject to prior approval is $1,000,000. Purchase payments may be made at any time prior the Annuity
                      Commencement Date, the surrender of the contract, or the death of the owner (or joint owner, if applicable), whichever comes first. We reserve the right to refuse to accept a purchase payment for any lawful reason and in a manner that does not unfairly discriminate against similarly situated purchasers.

                      The minimum initial purchase payment is $5,000 ($2,000 if your contract is a IRA contract.) Each additional purchase payment must be at least $500 for Non-Qualified Contracts ($200 if paid by electronic fund transfers), $50 for IRA contracts, and $100 for other Qualified Contracts.

VALUATION DAY         We will value Accumulation Units and Annuity Units once
AND VALUATION         daily at the close of regular trading (currently 4:00
PERIOD                p.m. Eastern Time) on each day the New York Stock
                      Exchange is open except for days on which a Portfolio does not value its shares. If a Valuation Period contains more than one day, the unit values will be the same for each day in the Valuation Period.

ALLOCATION OF         We place purchase payments into the Subaccount that
PURCHASE              invests in the Total Return Fund.
PAYMENTS

                      Upon allocation to the Subaccount that invests in the Total Return Fund, we convert purchase payments into Accumulation Units. We determine the number of Accumulation Units credited by dividing the amount allocated to the Subaccount by the value of an Accumulation Unit for the Subaccount on the Valuation Day on which we receive any additional purchase payment at our Home Office. The number of Accumulation Units determined in this way is not changed by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the Total Return Fund's investments perform, but also upon the expenses of the Separate Account and the Total Return Fund.

VALUATION OF          Partial withdrawals, full surrenders and/or payment of a
ACCUMULATION          death benefit all result in the cancellation of an
UNITS                 appropriate number of Accumulation Units. We cancel
                      Accumulation Units as of the end of the Valuation Period in which we receive notice or instructions with regard to the partial withdrawal, full surrender or payment of a death benefit. The Accumulation Unit value at the end of every Valuation Day equals the Accumulation Unit value at the end of the preceding Valuation Day multiplied by the net investment factor (described below). We arbitrarily set the Accumulation Unit value at the inception of the Subaccount at $10. On any Valuation
                      Day, we determine your Subaccount value by multiplying the number of Accumulation Units attributable to your contract by the Accumulation Unit value for that day.

                      The net investment factor is an index used to measure the investment performance of the Subaccount from one Valuation Period to the next. The net investment factor for the Subaccount for any Valuation Period reflects the change in the net asset value per share of the Portfolio held in the Subaccount from one Valuation Period to the next, adjusted for the daily deduction of the mortality and expense risk charges. If any "ex-dividend" date occurs during the Valuation Period, we take into account the per share amount of any dividend or capital gain distribution so that the unit value is not impacted. Also, if we need to reserve money for taxes, we take into account a per share charge or credit for any taxes reserved for which we determine to have resulted from the operations of the Subaccount.

                      The value of an Accumulation Unit may increase or decrease based on the net investment factor. Changes in the net investment factor may not be directly proportional to changes in the net asset value of the Portfolio because of the deduction of Separate Account charges. Though the number of Accumulation Units will not change as a result of investment experience, the value of an Accumulation Unit may increase or decrease from Valuation Period to Valuation Period. See the Statement of Additional Information for more details.

Surrender and Partial Withdrawals

SURRENDER AND         We will allow you to totally surrender your contract or
PARTIAL               withdraw of a portion of your Contract Value at any time
WITHDRAWALS           before the Annuity Commencement Date upon your written
                      request, subject to the conditions discussed below.

                      We will not permit a partial withdrawal that is less than $100 or a partial withdrawal which would reduce your Contract Value to less than $1,000. If your partial withdrawal request would reduce your Contract Value to less than $1,000, we will surrender your contract in full. Different limits and other restrictions may apply to Qualified Contracts.

                      The amount payable on surrender of the contract is the Surrender Value at the end of the Valuation Period during which we receive the request. The Surrender Value equals:

                        (1) the Contract Value on the Valuation Day we receive
                            a request for surrender; less

                        (2) any applicable premium tax.

                      We may pay the Surrender Value in a lump sum or under one of the optional payment plans specified in the contract, based on your instructions.

                      When taking a partial withdrawal, any applicable premium tax will be taken from the amount withdrawn unless otherwise requested.

                      We will delay making a payment if:

                        (1) the disposal or valuation of the Separate Account's
                            assets is not reasonably practicable because the New York Stock Exchange is closed;

                        (2) on nationally recognized holidays, trading is
                            restricted by the New York Stock Exchange;

                        (3) an emergency exists making the disposal or
                            valuation of securities held in the Separate
                            Account impracticable; or

                        (4) the SEC by order permits postponement of payment to
                            protect our owners.

                      Rules and regulations of the SEC will govern as to when the conditions described in (3) and (4) above exist. If we are closed on days when the New York Stock Exchange is open, Contract Value may be affected since owners will not have access to their account.

                      Please remember that partial withdrawals will reduce your death benefit by the proportion that the partial withdrawal (including any applicable premium tax assessed) reduces your Contract Value. See the "Death of Owner and/or Annuitant" provision of this prospectus. A partial withdrawal will reduce the Guaranteed Payment Floor by the proportion that the partial withdrawal (including any premium tax assessed) reduces your Contract Value.

                      Partial withdrawals and surrenders may also be subject to income tax and, if taken prior to age 59 1/2, an additional 10% IRS penalty tax. See the "Federal Tax Matters" provision in this prospectus.

RESTRICTIONS ON       Section 830.105 of the Texas Government Code permits
DISTRIBUTIONS         participants in the Texas Optional Retirement Program to
FROM CERTAIN          surrender their interest in a variable annuity contract
CONTRACTS             issued under the Texas Optional Retirement Program only
                      upon:

                        (1) termination of employment in the Texas public
                            institutions of higher education;

                        (2) retirement;

                        (3) death; or

                        (4) the participant's attainment of age 70 1/2.

                      If your contract is issued to a Texas Optional Retirement Program, you must furnish us proof that one of these four events has occurred before we distribute any amounts from your contract.

Death of Owner and/or Annuitant

DISTRIBUTION          In certain circumstances, Federal tax law requires that
PROVISIONS UPON       distributions be made under this contract. Except as
DEATH OF OWNER        described below in the "Distribution Rules" provision, a
OR JOINT OWNER        distribution is required upon the death of:

                        (1) an owner or joint owner; or

                        (2) the Annuitant or Joint Annuitant if the owner is a
                            non-natural entity.

                      The amount of proceeds payable upon the death of an owner or joint owner (or the Annuitant or Joint Annuitant if the owner is a non-natural entity) and the methods available for distributing such proceeds are described in the provision below.

                      If any natural owner dies prior to the Annuity Commencement Date, the amount of proceeds payable will be the Contract Value as of the first Valuation Day which we receive a request for surrender or choice of applicable payment choice, due proof of death and any required forms at our Home Office.

DEATH BENEFIT         If the owner is a non-natural entity, and any Annuitant
AT DEATH OF ANY       dies before Income Payments begin, the amount of proceeds
ANNUITANT             payable is the death benefit. Upon receipt of due proof
BEFORE THE            of an Annuitant's death and all required forms
ANNUITY               (generally, due proof of death is a certified copy of the
COMMENCEMENT          death certificate or a certified copy of the decree of a
DATE                  court of competent jurisdiction as to the finding of
                      death), a death benefit will be paid in accordance with your instructions, subject to distribution rules and termination of contract provisions discussed in the contract and elsewhere in this prospectus.

                      The death benefit available is equal to the Contract Value on the first Valuation Day we have received proof of death and all required forms at our Home Office.

HOW TO CLAIM          At the death of an owner or any Annuitant if the owner is
PROCEEDS AND/OR       a non-natural entity, the person or entity first listed
DEATH BENEFIT         below who is alive or in existence on the date of that
PAYMENTS              death will become the designated beneficiary:

                        (1) owner or joint owner;

                        (2) primary beneficiary;

                        (3) contingent beneficiary;

                        (4) owner or joint owner's estate.

                      The designated beneficiary will be treated thereafter as the sole owner of the contract. The designated beneficiary may choose one of the payment choices described below, or a default payment choice will apply if no such election is made. For purposes of this provision, if there is more than one primary beneficiary named, each one will be treated separately with respect to their portion of the contract. Thus, in cases where there are multiple designated beneficiaries, once all required information is received, each designated beneficiary will be allocated their share of the proceeds in accordance with the terms of the contract and as specified by the owner. Then, each designated beneficiary may elect one of the payment choices below or have the default payment choice apply. If there is no primary beneficiary(ies) alive or in existence at the time of the death, all proceeds will be then payable to any named contingent beneficiary(ies).

                      We should be notified immediately by telephone or in writing upon the death of an owner or Annuitant. We have the right to request that any notification of death given by telephone be immediately followed by written notification. Upon notification, no additional purchase payments will be accepted (unless the designated beneficiary is the spouse of the deceased and that spousal beneficiary has elected to continue the contract). Due proof of death consists of a death certificate issued by a government jurisdiction or a court of law. Any required forms can consist of information necessary in order to pay any named designated beneficiary(ies) and any other information necessary to process applicable proceeds.

                      Payment choices. The designated beneficiary may elect the form in which the proceeds will be paid from the following payment choices (and if no election is made, the default payment choice described below will apply):

                        (1) receive the proceeds in a lump sum;

                        (2) receive the proceeds over a period of five years
                            following the date of death. At the end of the five year period, any remaining amounts will be distributed in a lump sum (if the designated beneficiary dies before all payments have been distributed, the remaining proceeds will be paid to the person or entity named by the designated beneficiary or to his or her estate if no person or entity is named);

                        (3) elect Optional Payment Plan 1 or 2 as described in
                            the Optional Payment Plans section. If elected, payments must commence no later than one year after the date of death. In addition, if Optional Payment Plan 1 is chosen, the period certain cannot exceed the designated beneficiary's life expectancy, and if Optional Payment Plan 2 is chosen, the fixed period cannot exceed the designated beneficiary's life expectancy;

                        (4) elect to receive Monthly Income; or

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                        (5) if the designated beneficiary is the spouse of a
                            deceased owner, he or she may continue his or her portion of the contract as the owner. If the surviving spouse elects to continue the contract, the terms of the contract will continue, except that:

                            (1) the Guaranteed Payment Floor will be the Joint
                                Guaranteed Payment Floor determined as of the date of the death of the deceased owner;

                            (2) no additional purchase payments will be
                                accepted; and

                            (3) there will be no further step-up of the
                                Guaranteed Payment Floor.

                      If a designated beneficiary makes no election within 60 days following receipt of due proof of death and all required forms at our Home Office, payments will be made over a period of five years following the date of death.

                      If an owner who is not the surviving spouse of the deceased elects to receive Monthly Income, under Option 4 above, then payments may be made provided that:

                        (1) the first Monthly Income payment must be paid no
                            later than one year after the date of death;

                        (2) the period certain for the income plan is shorter
                            than the designated beneficiary's life expectancy as determined by the Internal Revenue Service; and

                        (3) the Earliest Income Date is less than one year
                            after the date of death.

                      In addition, the following will apply:

                        (1) the Guaranteed Payment Floor will be the Joint
                            Guaranteed Payment Floor determined as of the date of the death of the deceased owner;

                        (2) no additional purchase payments will be accepted;
                            and

                        (3) there will be no further step-up of the Guaranteed
                            Payment Floor.

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DISTRIBUTION          The distribution rules below apply to Non-Qualified
RULES WHEN            Contracts that are generally treated as annuity contracts
DEATH OCCURS          under the Code. These rules do not apply to Qualified
BEFORE THE            Contracts or contracts held by charitable remainder
ANNUITY               trusts and certain other entities. Contracts that are not
COMMENCEMENT          subject to these rules may be subject to other
DATE AND THE          distribution rules. See the "Federal Tax Matters"
BENEFICIARY IS THE    provision in this prospectus. If the sole designated
SURVIVING SPOUSE      beneficiary is the surviving spouse of the deceased
                      owner, the surviving spouse may elect to continue the contract with the surviving spouse as the owner. If the deceased owner was also an Annuitant or Joint Annuitant, the surviving spouse will automatically become the new sole Annuitant. As the new named owner and Annuitant, the surviving spouse may exercise all rights as stated in the contract. Any other surviving Joint Annuitant will be removed from the contract. Should the surviving spouse remarry, the new spouse may not exercise this provision at the death of the surviving spouse. If the surviving spouse is one of multiple designated beneficiaries, the surviving spouse may only continue the contract with the proportion allocated to him or her by the owner as stated on the application or later in writing in a form acceptable to us.

                      If the designated beneficiary(ies) is not the surviving spouse of the deceased, the designated beneficiary(ies) may not continue the contract indefinitely. Instead, the proceeds from the contract must be distributed within five years of the date of death in accordance with payment choice 1 or 2, unless payment choice 3 or 4 is timely elected, in which case, payments will begin within one year of the date of the deceased owner's death and extend over the designated beneficiary's life or a period not longer than the designated beneficiary's life expectancy.

DISTRIBUTION          If the last surviving Annuitant dies on or after the
RULES WHEN            Annuity Commencement Date, Monthly Income will be paid
DEATH OCCURS ON       under the contract at least as rapidly as under the
OR AFTER THE          method of distribution in effect at the time of death,
ANNUITY               notwithstanding any other provision of the contract;
COMMENCEMENT          i.e., unless accelerated in accordance with the contract
DATE                  terms, Income Payments will continue to the beneficiary
                      under the distribution method in effect at the time of death. Or, if chosen, the death benefit may be paid in a lump sum.

                      The lump sum amount will be the greater of (1) and (2) where:

                        (1) is the present value of the Guaranteed Payment
                            Floor for the number of years remaining in the period certain; and

                        (2) is the present value of the Annual Income Amount
                            for the number of years remaining in the period certain.

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




                      Present value will be calculated at rate of 1% above the Assumed Interest Rate at which the payments and Annuity Units were calculated. We will calculate the present value on the Valuation Day that we receive due proof of death and all required forms at our Home Office.

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


Income Payments

                      The Annuity Commencement Date is the date Income Payments begin under the contract, provided an Annuitant is still living on that date. You select the Annuity Commencement Date at issue, and the Annuity Commencement Date may elect to extend the Annuity Commencement Date in one-year increment, so long as the new Annuity Commencement Date is not a date beyond the latest permitted Annuity Commencement Date. The latest Annuity Commencement Date we currently permit may not be a date beyond the younger Annuitant's 90th birthday, unless we consent to a later date. We reserve the right to discontinue to allow the deferral of the Annuity Commencement Date at any time and without prior notice. Any consent for a new Annuity Commencement Date will be provided on a non-discriminatory basis. The Guaranteed Payment Floor is zero if the Annuity Commencement Date is prior to the Earliest Income Date.

                      To change the Annuity Commencement Date, send a written notice to our Home Office at least 30 days prior to the proposed new Annuity Commencement Date. If you change the Annuity Commencement, and we consent to the new Annuity Commencement Date, the Annuity Commencement Date will mean the new Annuity Commencement Date you selected.

                      An Annuity Commencement Date that occurs or is scheduled to occur at an advanced age (e.g., past age 85) may, in certain circumstances, have adverse income tax consequences. See the "Federal Tax Matters" provision of this prospectus. Contracts issued to qualified retirement plans provide for Income Payments to start on the date and under the option specified by the plan.

MONTHLY INCOME        We will begin making Monthly Income payments to you on
                      the Annuity Commencement Date. Monthly Income will not vary during an Annuity Year.

                      We will pay an income benefit in the form of a Life Income with a 20 Years Period Certain. Other income plans may be available upon request; however, if you change your income plan to another income plan, the Guaranteed Payment Floor will be zero. Adding a spousal Joint Annuitant is not considered a change in income plan. You may only change your income plan prior to the Annuity Commencement Date.

                      Payments will continue for the life of the Annuitant under the Life Income with 20 Years Period Certain plan, if he or she lives longer than 20 years. If the Annuitant dies before the end of 20 years, we will continue the remaining payments for the remaining period to you or to the designated payee. Payments will continue for the life of the surviving Annuitant under the Joint Life and Survivor Income with 20 Years Period Certain plan, if any Annuitant lives longer than 20 years. If both Annuitants die before the end of 20 years, the remaining payments will be paid to you or another payee you have designated.

                      The Initial Monthly Income Payment. We determine the initial Monthly Income payment by taking the greater of:

                        (1) the Guaranteed Payment Floor divided by 12; and

                        (2) the Level Income Amount.

                      The Annual Income Amount is used to determine the Level Income Amount. The Level Income Amount is the monthly amount that would result from applying the Annual Income Amount to a twelve month, period certain, fixed single payment immediate annuity.

                      The initial Annual Income Amount for the Subaccount investing in the Total Return Fund is equal to (1) multiplied by (2), divided by (3), where:

                        (1) is the annual payment rate per $1,000 for your
                            income plan using the Settlement Age(s) of the Annuitant and any Joint Annuitant as of the Annuity Commencement Date;

                        (2) is the Annuity Commencement Value, less any premium
                            tax; and

                        (3) is $1,000.

                      Annual payments rates are based on the Annuity 2000 Mortality Tables using an assumed interest rate of 3%.

                      On the Annuity Commencement Date, if any Monthly Income would be $100 or less, we reserve the right to reduce the frequency of payments to an interval that would result in each amount being at least $100. If the annual payment would be less than $100, we will pay the Annuity Commencement Value and the contract will terminate on the Annuity Commencement Date.

                      Subsequent Monthly Income Payments. Monthly Income in subsequent Annuity Years will be calculated as of the first Valuation Day of each Annuity Year and is equal to the greater of (1) and (2) where:

                        (1) is the subsequent Level Income Amount, minus any
                            value in the Adjustment Account as of the date the last Monthly Income was paid divided by twelve; and

                        (2) is the Guaranteed Payment Floor divided by twelve.

                      The Annual Income Amount is used to determine the Level Income Amount. The Annual Income Amount in subsequent Annuity Years is determined by means of Annuity Units.

                      The number of Annuity Units will be determined on the Annuity Commencement Date. The number of Annuity Units for the Subaccount is (1) divided by (2) where:

                        (1) is the initial Annual Income Amount from the
                            Subaccount; and

                        (2) is the Annuity Unit value for the Subaccount as of
                            the Annuity Commencement Date.

                      The Annual Income Amount for the Subaccount in each subsequent Annuity Year is the number of Annuity Units for the Subaccount multiplied by the Annuity Unit value for the Subaccount on the first Valuation Day of each Annuity Year. The Annual Income Amount for each subsequent Annuity Year is equal to the sum of Annual Income Amounts for the Subaccount.

                      The Annual Income Amount may be greater or less than the Annual Income Amount in the first Annuity Year. We guarantee that the Annual Income Amount in subsequent Annuity Years will not be affected by variations in mortality assumptions on which the Annual Income Amount in the first Annuity Year is based.

                      Determination of Annuity Unit Value. The Annuity Unit value for the Subaccount for any Valuation Period is equal to the Annuity Unit value for the Subaccount for the preceding Valuation Period multiplied by the product of (1) and (2), where:

                        (1) is the net investment factor for the Valuation
                            Period for which the Annuity Unit value is being calculated; and

                        (2) is an Assumed Interest Rate factor equal to
                            .99991902 raised to a power equal to the number of days in the Valuation Period.

                      The Assumed Interest Rate factor in (2) is the daily equivalent of dividing (i) one by (ii) one plus the Assumed Interest Rate of 3%. If a plan with a different Assumed Interest Rate is used to determine the initial payment, a different Assumed Interest Rate factor will be used to determine subsequent payments.

                      An adjustment account is established on the Annuity Commencement Date. The value of the Adjustment Account on the Annuity Commencement Date is the greater of (1) and
                      (2), where:

                        (1) is zero (0); and

                        (2) is the Guaranteed Payment Floor, minus twelve,
                            multiplied by the initial Level Income Amount.

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




                      The value of the Adjustment Account in subsequent Annuity Years is the greater of (1) and (2), where:

                        (1) is zero (0); and

                        (2) is the value of the Adjustment Account as of the
                            date that the last Monthly Income was paid, plus twelve, multiplied by the actual subsequent Monthly Income, minus twelve, multiplied by the subsequent Level Income Amount.

GUARANTEED            Your initial purchase payment purchases a minimum
PAYMENT FLOOR         guaranteed amount of annual income paid monthly beginning
                      on or after the Annuity Commencement Date.

                      The initial Guaranteed Payment Floor is determined at the time the initial purchase payment is received. All or part of the initial Guaranteed Payment Floor may be carried over from another annuity contract. The initial Guaranteed Payment Floor is determined by multiplying the initial purchase payment by the Guaranteed Payment Floor Factor for the Annuitant's Attained Age on the date the contract is issued as shown in your contract.

                      The Guaranteed Payment Floor does not change unless there are additional purchase payments, Gross Withdrawals, a step-up of Guaranteed Payment Floor or the death of an owner.

                      If you make additional purchase payments, your Guaranteed Payment Floor will be increased. The amount of increase in the Guaranteed Payment Floor will be (1) multiplied by
                      (2), where:

                        (1) is the additional purchase payment amount; and

                        (2) is the Guaranteed Payment Floor Factor for the
                            Annuitant's Attained Age on the Valuation Day the purchase payment is received.

                      If approved by us, the above increase may be greater if a Guaranteed Payment Floor amount is carried over from another annuity contract. In addition, we reserve the right to change the table of Guaranteed Payment Floor Factors as of January 1 of each calendar year. We will send you the new table before the effective date of the change. Any change in the Guaranteed Payment Floor Factors will apply to purchase payments received on or after the table is changed. Any change in the Guaranteed Payment Floor Factors will not affect your Guaranteed Payment Floor purchased before the effective date of the change.

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




                      Your Guaranteed Payment Floor may increase each year on the Annuitant's birthday. If the Annuitant's birthday does not fall on a Valuation Day, we will calculate the increase, if any, on the next Valuation Day. The Guaranteed Payment Floor on that date is equal to the greater of (1) and (2), where:

                        (1) is the Guaranteed Payment Floor prior to the
                            Annuitant's birthday; and

                        (2) is (a) multiplied by (b), where:

                             a. is the Guaranteed Payment Floor Factor on the
                                Annuitant's birthday for the Annuitant's
                                Attained Age; and

                             b. is the Contract Value on the first Valuation
                                Day on or after the Annuitant's birthday.

                      The Guaranteed Payment Floor will be adjusted to reflect the amount withdrawn by reducing the Guaranteed Payment Floor in the same proportion that the Contract Value is reduced by the Gross Withdrawal.

                      If on the Annuity Commencement Date, there is a Joint Annuitant, the Guaranteed Payment Floor will be the Joint Guaranteed Payment Floor.

SURRENDER OF THE      After the Annuity Commencement Date, you may surrender
CONTRACT AFTER        your contract and receive the Commutation Value in a lump
THE ANNUITY           sum. Upon receipt of this payment, your contract will
COMMENCEMENT          terminate.
DATE
                      Should you decide to surrender your contract after the Annuity Commencement Date, the Commutation Value is equal to (1) minus (2), where:

                        (1) is the present value of the Annual Income Amount
                            for the number of years remaining in the period certain as of the effective date of the lump sum payment; and

                        (2) is the Adjustment Account as of the effective date
                            of the lump sum payment.

                      Present value will be calculated using the Assumed Interest Rate, plus the total Separate Account charges. The effective date of the lump sum payment will be the Valuation Day that we receive your written request to apply this provision in a form acceptable to us at our Home Office.

                      Important Note on Commutation: Please consider your options carefully before you elect to surrender your contract and receive the Commutation Value. Because the payment you will receive is based on the number of years remaining in the period certain, you will lose the opportunity to receive a potentially significant amount of Monthly Income if the Annuitant lives beyond that period certain. Once you surrender your contract and receive the Commutation Value, your contract will terminate, and you will not be able to receive any Monthly Income, even if the Annuitant lives beyond the period certain. Please consider, also, the adverse effect surrendering your contract may have on your beneficiaries or designated payees.

OPTIONAL              Death proceeds or surrender value may be paid in one
PAYMENT PLANS         payment or, subject to the limitations below, left with
                      us and paid under an Optional Payment Plan. Proceeds paid under an Optional Payment Plan do not include Monthly
                      Income Payments payable upon the Annuity Commencement
                      Date.

                      The Optional Payment Plans listed below are available as either a fixed or variable income option. You must select one or the other; a combination is not permitted.

                      Fixed Income Options Under an Optional Payment
                      Plan. Fixed Income Payments will begin on the date selected. All amounts are transferred to our General Account and payments made will equal or exceed those required by the state where the contract is issued.

                      Variable Income Options Under and Optional Payment Plan. Variable Income Payments will begin within seven days of the requested start date. Variable Income Payments after the first will reflect the investment experience of the Subaccount investing in the Total Return Fund. No minimum amount is guaranteed.

                      The following optional payment plans are available under the contract:

                          Plan 1 -- Life Income with Period Certain. This option guarantees periodic monthly payments for the lifetime of the payee with a minimum number of years of payments. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15, or 20 years. The payee selects the designated period. If the payee dies during the minimum period, we will discount the amount of the remaining guaranteed payments at the same rate used in calculating Income Payments. We will pay the discounted amount in a lump sum to the payee's estate, unless otherwise provided.

                          Plan 2 -- Joint Life and Survivor Income. This option provides for monthly payments to be made to two payees for a guaranteed minimum of 10 years. Each payee must be at least 35 years old when payments begin. Payments will continue as long as either payee is living. If both payees die before the end of the minimum period, we will discount the amount of the remaining payments for the

                          10 year period at the same rate used in calculating Income Payments. We will pay the discounted amount in a lump sum to the survivor's estate, unless otherwise provided.

                      If the payee is not a natural person, our consent must be obtained before selecting an optional payment plan.

                      Payments made under Optional Payment Plan 1 (Life Income with Period Certain) and Optional Payment Plan 2 (Joint Life and Survivor Income) are not redeemable.

                      The monthly amount of your first Variable Income Payment will equal your Surrender Value on the Valuation Day immediately preceding your payment start date, multiplied by the monthly payment rate for the payment plan you choose (at an assumed interest rate of 3%), divided by 1,000. We determine subsequent payments based on Annuity Units.

                      On the Variable Income Payment Date, we determine the number of Annuity Units for the Subaccount. This number will not change unless you make a transfer. On the Variable Income Payment Date, the number of Annuity Units for the Subaccount is the portion of the first payment from the Subaccount divided by the Annuity Unit value for that Subaccount on the day the first payment is due. Each subsequent variable Income Payment will equal the sum of payments for each Subaccount. The payment for a Subaccount is the number of Annuity Units for that Subaccount multiplied by the Annuity Unit value for that Subaccount seven days before the monthly anniversary of the Variable Income Payment Date.

                      Following the Variable Income Payment Date, the Annuity Unit value of the Subaccount for any Valuation Period will equal the Annuity Unit value for the preceding Valuation Period multiplied by the product of (a) and
                      (b), where:

                        (a) is the net investment factor for the Valuation
                            Period for which we are calculating the Annuity Unit value; and

                        (b) is an assumed interest rate factor equal to
                            .99991902 raised to a power equal to the number of days in the Valuation Period.

                      The assumed interest rate factor in (b) above is the daily equivalent of dividing by one plus the assumed investment interest rate of 3%. We may offer a plan that has a different assumed investment interest rate. If we do, the assumed interest rate factor we use in (b) above would change.

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


Federal Tax Matters

INTRODUCTION          This part of the prospectus discusses the Federal income
                      tax treatment of the contract. The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances.

                      This discussion does not address all of the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences, or state or local tax consequences, associated with a contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.

TAXATION OF           This part of the discussion describes some of the Federal
NON-QUALIFIED         income tax rules applicable to Non-Qualified Contracts. A
CONTRACTS             Non-Qualified Contract is a contract not issued in
                      connection with a qualified retirement plan receiving special tax treatment under the Code, such as an individual retirement annuity or a Section 401(k) plan.

                      Tax deferral on earnings. The Federal income tax law does generally not tax any increase in an owner's Contract Value until there is a distribution from the contract. However, certain requirements must be satisfied in order for this general rule to apply, including:

                         . an individual must own the contract (or the tax law
                           must treat the contract as owned by an individual);

                         . the investments of the Separate Account must be
                           "adequately diversified" in accordance with Internal Revenue Service ("IRS") regulations;

                         . the owner's right to choose particular investments
                           for a contract must be limited; and

                         . the contract's Annuity Commencement Date must not
                           occur near the end of the Annuitant's life expectancy.

                      Contracts not owned by an individual -- no tax deferral and loss of interest deduction. As a general rule, the Code does not treat a contract that is owned by an entity (rather than an individual) as an annuity contract for Federal income tax purposes. The entity owning the contract pays tax each year on the annual increase in Contract Value. Contracts issued to a corporation or a trust are examples of contracts where the owner is currently taxed on the contract's earnings.

                      There are several exceptions to this rule. For example, the Code treats a contract as owned by an individual if the nominal owner is a trust or other entity that holds the contract as an agent for an individual. However, this exception does not apply in the case of any employer that owns a contract to provide non-qualified deferred compensation for its employees.

                      In the case of a contract issued after June 8, 1997 to a taxpayer that is not an individual, or a contract held for the benefit of an entity, the entity will lose its deduction for a portion of its otherwise deductible interest expenses. This disallowance does not apply if the nonnatural owner pays tax on the annual increase in the Contract Value. Entities that are considering purchasing the contract, or entities that will benefit from someone else's ownership of a contract, should consult a tax adviser.

                      Investments in the Separate Account must be diversified. For a contract to be treated as an annuity contract for Federal income tax purposes, the investments of the Separate Account must be "adequately diversified." The IRS has issued regulations that prescribe standards for determining whether the investments of the Separate Account, including the assets of the Total Return Fund in which the Separate Account invests, are adequately diversified. If the Separate Account fails to comply with these diversification standards, the owner could be required to pay tax for the year of such failure and each subsequent year on the untaxed income accumulated in the contract.

                      Although we do not control the investments of all of the Total Return Fund, we expect that the Total Return Fund will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

                      Restrictions on the extent to which an owner can direct
                      the investment of assets.   In some circumstances, owners
                      of variable contracts who possess excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the contract, we believe that the owner of a contract should not be treated as the owner of the Separate Account assets. We reserve the right to modify the contract to bring it into conformity with applicable standards should such modifications be necessary to prevent an owner of the contract from being treated as the owner of the underlying Separate Account assets. However, there is no assurance such efforts would be successful.

                      Age at which Income Payments must begin. Federal income tax rules do not expressly identify a particular age by which Income Payments must begin. However, those rules do require that an annuity contract provide for amortization, through Income Payments of the contract's purchase payments paid and earnings. If Income Payments begin or are scheduled to begin at a date that the IRS determines does not satisfy these rules, interest and gains under the contract could be taxable each year as they accrue.

                      No guarantees regarding tax treatment. We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the remainder of this discussion assumes that your contract will be treated as an annuity contract for Federal income tax purposes and that the tax law will not impose tax on any increase in your Contract Value until there is a distribution from your contract.

                      Partial withdrawals and total surrenders. A partial withdrawal occurs when you receive less than the total amount of the contract's Surrender Value or Commutation Value. In the case of a partial withdrawal, you will pay tax on the amount you receive to the extent your Contract Value before the partial surrender exceeds your "investment in the contract." (This term is explained below.) IRS rules are unclear, but with respect to an actual withdrawal or other transactions (such as an assignment or a gift) that is treated as a withdrawal for tax purposes, it is possible that you will pay tax to the extent the remaining amount available under the benefit exceeds your "investment in the contract." This income (and all other income from your contract) is ordinary income. The Code imposes a higher rate of tax on ordinary income than it does on capital gains.

                      A surrender occurs when you receive the total amount of the contract's Surrender Value or the Commutation Value. In the case of a surrender, you will pay tax on the amount you receive to the extent it exceeds your "investment in the contract."

                      Your "investment in the contract" generally equals the total of your purchase payments under the contract, reduced by any amounts you previously received from the contract that you did not include in your income.

                      Your contract imposes charges relating to the death benefit. It is possible that all or a portion of these charges could be treated as withdrawals from the contract.

                      In the case of Systematic Withdrawals, the amount of each Systematic Withdrawal should be considered a distribution and taxed in the same manner as a partial withdrawal from the contract.

                      Assignments and pledges. The Code treats any assignment or pledge of (or agreement to assign or pledge) any portion of your Contract Value as a partial withdrawal of such amount or portion.

                      Gifting a contract. If you transfer ownership of your contract -- without receiving full and adequate consideration -- to a person other than your spouse (or to your former spouse incident to divorce), you will pay tax on your Contract Value to the extent it exceeds your "investment in the contract." In such a case, the new owner's "investment in the contract" will be increased to reflect the amount included in your income.

                      Taxation of Income Payments. The Code imposes tax on a portion of each Income Payment (at ordinary income tax rates) and treats a portion as a nontaxable return of your "investment in the contract." We will notify you annually of the taxable amount of your Income Payment.

                      Pursuant to the Code, you will pay tax on the full amount of your Income Payments once you have recovered the total amount of the "investment in the contract." If Income Payments cease because of the death of the Annuitant(s) and before the total amount of the investment in the contract has been recovered, the unrecovered amount generally will be deductible.

                      If proceeds are left with us (paid under an optional payment plan), they are taxed in the same manner as a surrender. The owner must pay tax currently on the interest credited on these proceeds.

                      Taxation of death benefit. We may distribute amounts from your contract because of the death of an owner, a joint owner, or an Annuitant. The tax treatment of these amounts depends on whether the owner, or Annuitant (or joint owner or Joint Annuitant, if applicable) dies before or after the Annuity Commencement Date.

                      Taxation of death benefit if paid before the Annuity Commencement Date:

                         . The death benefit is taxed in the same manner as an
                           Income Payment if received under an optional payment plan.

                         . If not received under an optional payment plan, the
                           death benefit is taxed in the same manner as a surrender or a partial withdrawal, depending on the manner in which the death benefit is paid.

                      Taxation of death benefit if paid after the Annuity Commencement Date:

                         . The death benefit is includible in income to the
                           extent it exceeds the unrecovered "investment in the contract."

                      Penalty taxes payable on surrenders, partial withdrawals
                      or Income Payments.   The Code may impose a penalty tax
                      equal to 10% of the amount of any payment from your contract that is included in your gross income. The Code does not impose the 10% penalty tax if one of several exceptions applies. These exceptions include partial withdrawals and full surrenders or Income Payments that:

                         . you receive on or after you reach age 59 1/2;

                         . you receive because you became disabled (as defined
                           in the tax law);

                         . are received on or after the death of an owner; or

                         . you receive as a series of substantially equal
                           periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer.

                      Special rules if you own more than one contract. In certain circumstances, you may have to combine some or all of the Non-Qualified Contracts you own in order to determine the amount of an Income Payment, a full surrender, or a partial withdrawal that you must include in income. For example:

                         . if you purchase a contract described by this
                           prospectus and also purchase at approximately the same time an immediate annuity, the IRS may treat the two contracts as one contract;

                         . if you purchase two or more deferred annuity
                           contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract for certain purposes.

                      The effects of such aggregation are not clear. However, it could affect:

                         . the amount of a surrender, a partial withdrawal or
                           an Income Payment that you must include in income;
                           and

                         . the amount that might be subject to a penalty tax.

SECTION 1035          Under Section 1035 of the Code, the exchange of one
EXCHANGES             annuity contract for another annuity contract generally
                      is not taxed (unless cash is distributed). To qualify as a nontaxable exchange however, certain conditions must be satisfied, e.g., the obligee(s) under the new annuity contract must be the same obligee(s) as under the original contract.

QUALIFIED             We also designed the contracts for use in connection with
RETIREMENT            certain types of retirement plans that receive favorable
PLANS                 treatment under the Code. Contracts issued to or in
                      connection with retirement plans that receive special tax treatment are called a "Qualified Contracts." We may not offer all of the types of Qualified Contracts described herein in the future. Prospective purchasers should contact our Home Office for information on the availability of Qualified Contracts at any given time.

                      The Federal income tax rules applicable to qualified retirement plans are complex and varied. As a result, this prospectus makes no attempt to provide more than general information about use of the contract with the various types of qualified retirement plans and individual retirement arrangements. Persons intending to use the contract in connection with a qualified retirement plan should obtain advice from a tax adviser.

                      The contract includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax deferral benefit. The purchase of this contract as an investment of a qualified retirement plan does not provide additional tax deferral benefits beyond those provided in the qualified retirement plan. If you are purchasing this contract as a Qualified Contract, you should consider purchasing this contract for its death benefits, income benefits and other non-tax benefits. Please consult a tax adviser for information specific to your circumstances in order to determine whether this contract is an appropriate investment for you.

                      Types of Qualified Contracts. The types of Qualified Contracts currently being offered include:

                         . Traditional Individual Retirement Accounts (IRAs)
                           permit individuals to make annual contributions of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual's gross income for the year. Certain employers may establish Simplified Employee Pensions
                           (SEPs), which have higher contribution limits, on behalf of their employees. The Internal Revenue Service has not reviewed the contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether death benefits such as those in the contract comport with IRA qualification requirements.

                         . Roth IRAs permit certain eligible individuals to
                           make non-deductible contributions to a Roth IRA. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% IRS penalty tax may apply to distributions made: (1) before age 591/2 (subject to certain exceptions); or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% IRS penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

                         . Corporate pension and profit-sharing plans under
                           Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans ("H.R. 10 or Keough plans") for themselves and their employees.

                         . 403(b) Plans allow employees of certain tax-exempt
                           organizations and public schools to exclude from their gross income the purchase payments made, within certain limits, to a contract that will provide an annuity for the employee's retirement. Distributions of: (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the last year beginning before January 1, 1989, are not allowed prior to age 591/2, severance from employment, death or disability. Salary reduction contributions (but not earnings) may also be distributed upon hardship, but would generally be subject to penalties.

                      Terms of qualified retirement plans and Qualified Contracts. The terms of a qualified retirement plan may affect your rights under a Qualified Contract. When issued in connection with a qualified retirement plan, we will amend a contract as generally necessary to conform to the requirements of the type of plan. However, the rights of any person to any benefits under qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, we are not bound by the terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the contract, unless we consent.

                      Employer qualified plans. Qualified plans sponsored by an employer or employee organization are governed by the provisions of the Code and the Employee Retirement Income Security Act, as amended ("ERISA"). ERISA is administered primarily by the U.S. Department of Labor. The Code and ERISA include requirements that various features be contained in an employer qualified plan with respect to: participation; vesting and funding; nondiscrimination; limits on contributions and benefits; distributions; penalties; duties of fiduciaries; prohibited transactions; withholding; and reporting and disclosure.

                      In the case of certain qualified plans, if a participant is married at the time benefits become payable, unless the participant elects otherwise with written consent of the spouse, the benefits must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is an annuity payable for the life of the participant with a survivor annuity for the life of the spouse in an amount that is not less than one-half of the amount payable to the participant during his or her lifetime. In addition, a married participant's beneficiary must be the spouse, unless the spouse consents in writing to the designation of a different beneficiary.

                      If this contract is purchased as an investment of a qualified plan, the owner will be either an employee benefit trust or the plan sponsor. Plan participants and beneficiaries will have no ownership rights in the contract. Only the owner, acting through its authorized representative(s) may exercise contract rights. Participants and beneficiaries must look to the plan fiduciaries for satisfaction of their rights to benefits under the terms of the qualified plan.

                      Where a contract is purchased by an employer-qualified plan, we assume no responsibility regarding whether the contract's terms and benefits are consistent with the requirements of the Code and ERISA. It is the responsibility of the employer, plan trustee, plan administrator and/or plan fiduciary to satisfy the requirements of the Code and ERISA applicable to the qualified plan. This prospectus does not provide detailed tax or ERISA information. Various tax disadvantages, including penalties, may result from actions that conflict with requirements of the Code or ERISA, and the regulations pertaining to those laws. Federal tax laws and ERISA are continually under review by Congress. Any changes in the laws or in the regulations pertaining to the laws may affect the tax treatment of amounts contributed to employer qualified plans and the fiduciary actions required by ERISA.

                      The death benefit and Qualified Contracts. Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit from being provided under the contracts when we issue the contracts as Traditional IRAs, Roth IRAs or SEPs. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional IRA, Roth IRA or a SEP could disqualify a contract and result in increased taxes to the owner.

                      It is also possible that the death benefit could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in currently taxable income to purchasers. In addition, there are limitations on the amount of incidental death benefits that may be provided under qualified retirement plans, such as in connection with a Section 403(b) plan. Even if the death benefit under the contract were characterized as an incidental death benefit, it is unlikely to violate those limits unless the purchaser also purchases a life insurance contract in connection with such plan.

                      Treatment of Qualified Contracts compared with Non-Qualified Contracts. Although some of the Federal income tax rules are the same for both Qualified and Non-Qualified Contracts, many of the rules are different. For example:

                         . the Code generally does not impose tax on the
                           earnings under either Qualified or Non-Qualified Contracts until the earnings are distributed;

                         . the Code does not limit the amount of purchase
                           payments and the time at which premium payments can be made under Non-Qualified Contracts. However, the Code does limit both the amount and frequency of purchase payments made to Qualified Contracts;

                         . the Code does not allow a deduction for purchase
                           payments made for Non-Qualified Contracts, but sometimes allows a deduction or exclusion from income for purchase payments made to a Qualified Contract.

                      The Federal income tax rules applicable to qualified retirement plans and Qualified Contracts vary with the type of plan and contract. For example, Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified retirement plan and the circumstances of the plan participant, e.g., the participant's compensation.

                      Under most qualified retirement plans, the owner must begin receiving payments from the contract in certain minimum amounts by a certain date, generally April 1 of the calendar year following the calendar year in which the owner attains age 70 1/2 for Traditional IRAs and SEPs and April 1 of the calendar year following the later of the calendar year in which the employee (except for a 5 percent owner) retires for other Qualified Contracts. Roth IRAs do not require any distributions during the owner's lifetime. The death benefit under your contract may increase the amount of the minimum required distribution that must be taken from your contract.

                      Amounts received under Qualified Contracts. Federal income tax rules generally include distributions from a Qualified Contract in your income as ordinary income. Purchase payments that are deductible or excludible from income do not create "investment in the contract." Thus, under many Qualified Contracts there will be no "investment in the contract" and you include the total amount you receive in your income. There are exceptions. For example, you do not include amounts received from a Roth IRA (or a Roth 401(k)) if certain conditions are satisfied. In addition, failure to comply with the minimum distribution rules applicable to certain qualified retirement plans will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified retirement plan.

                      Federal penalty taxes payable on distributions. The Code may impose a penalty tax equal to 10% of the amount of any payment from your Qualified Contract that is includible in your income. The Code does not impose the penalty tax if one of several exceptions apply. The exceptions vary depending on the type of Qualified Contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a partial withdrawal, surrender, or Income
                      Payment:

                         . received on or after the owner reaches age 59 1/2;

                         . received on or after the owner's death or because of
                           the owner's disability (as defined in the tax law);

                         . received as a series of substantially equal periodic
                           payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer; or

                         . received as reimbursement for certain amounts paid
                           for medical care.

                      These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified retirement plans. However, the specific requirements of the exception may vary.

                      Moving money from one Qualified Contract or qualified retirement plan to another. Rollovers and transfers: In many circumstances you may move money between Qualified Contracts and qualified retirement plans by means of a rollover or a transfer. Recent legislation has expanded these rollover options, including permitting for the first time the rollover of your after-tax contributions, for distributions made between 2002 and 2011. Special rules apply to such rollovers and transfers. If you do not follow the applicable rules, you may suffer adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. You should always consult a qualified tax adviser before you move or attempt to move assets between any Qualified Contract or plan and another Qualified Contract or plan.

                      Direct rollovers:   The direct rollover rules apply to
                      certain payments (called "eligible rollover distributions") from Section 401(a) plans, Section 403(b) plans, H.R. 10 plans, and Qualified Contracts used in connection with these types of plans. The direct rollover rules do not apply to distributions from IRAs. The direct rollover rules require Federal income tax equal to 20% of the eligible rollover distribution to be withheld from the amount of the distribution, unless the owner elects to have the amount directly transferred to certain Qualified Contracts or plans. Certain restrictions apply to the ability to rollover any after-tax amounts.

                      Prior to receiving an eligible rollover distribution from us, we will provide you with a notice explaining these requirements and the procedure for avoiding 20% withholding by electing a direct rollover.

FEDERAL               We will withhold and remit to the IRS a part of the
INCOME TAX            taxable portion of each distribution made under a
WITHHOLDING           contract unless the distributee notifies us at or before
                      the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, Federal income tax rules may require us to withhold tax.
                      At the time you request a partial withdrawal or full surrender, or Income Payment, we will send you forms that explain the withholding requirements.

STATE                 If required by the law of your state, we will also
INCOME TAX            withhold state income tax from the taxable portion of
WITHHOLDING           each distribution made under the contract, unless you
                      make an available election to avoid withholding. If permitted under state law, we will honor your request for voluntary state withholding.

TAX STATUS OF         Under existing Federal income tax laws, we do not pay tax
THE COMPANY           on investment income and realized capital gains of the
                      Separate Account. We do not anticipate that we will incur any Federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.

CHANGES IN            This discussion is based on the Code, IRS regulations,
THE LAW               and interpretations existing on the date of this
                      prospectus. Congress, the IRS, and the courts may modify these authorities, however, sometimes retroactively.

Requesting Payments

                      To request a payment, you must provide us with notice in a form satisfactory to us. We will ordinarily pay any partial withdrawal or full surrender proceeds from the Separate Account within seven days after receipt at our Home Office of a request in good order. We also will ordinarily make payment of lump sum death benefit proceeds from the Separate Account within seven days from the receipt of due proof of death and all required forms. We will determine payment amount as of the end of the Valuation Period during which our Home Office receives the payment request or due proof of death and all required forms.

                      In most cases, when we pay death benefit proceeds in a lump sum, we will pay these proceeds either:

                        (1) to your designated beneficiary directly in the form
                            of a check; or

                        (2) by establishing an interest bearing account, called
                            the "Secure Access Account," for the designated beneficiary, in the amount of the death benefit.

                      When establishing the Secure Access Account we will send the designated beneficiary a checkbook within seven days after we receive all the required documents, and the designated beneficiary will have immediate access to the account simply by writing a check for all or any part of the amount of the death benefit payment. The Secure Access Account is part of our General Account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the Secure Access Account. If we do not receive instructions from the designated beneficiary with regard to the form of death benefit payment, we will automatically establish the Secure Access Account.

                      We will delay making a payment from the Subaccount or applying Subaccount value to a payment plan if:

                        (1) the disposal or valuation of the Subaccount is not
                            reasonably practicable because:

                            . the SEC declares that an emergency exists (due to
                              the emergency the disposal or valuation of the Separate Account's assets is not reasonably practicable);

                            . the New York Stock Exchange is closed for other
                              than a regular holiday or weekend;

                            . trading is restricted by the SEC; or

                        (2) the SEC, by order, permits postponement of payment
                            to protect our owners.

                      If mandated under applicable law, we may be required to reject a purchase payment and/or block an owner's account and thereby refuse any requests for transfers, partial withdrawals, surrenders, or death benefit until instructions are received from the appropriate regulators. We also may be required to provide additional information about you or your account to government regulators.

Sale of the Contracts

                      We have entered into an underwriting agreement with Capital Brokerage Corporation (doing business in Indiana as Genworth Financial Brokerage Corporation) (collectively, "Capital Brokerage Corporation") for the distribution and sale of the contracts. Pursuant to this agreement, Capital Brokerage Corporation serves as principal underwriter for the contracts, offering them on a continuous basis. Capital Brokerage Corporation is located at 3001 Summer Street, 2nd Floor, Stamford, Connecticut 06905.

                      Capital Brokerage Corporation was organized as a corporation under the laws of the state of Washington in 1981 and is an affiliate of ours. Capital Brokerage Corporation is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the NASD.

                      Capital Brokerage Corporation offers the contracts through its registered representatives who are registered with the NASD and with the states in which they do business. More information about Capital Brokerage Corporation and the registered representatives is available at http://www.nasdr.com or by calling (800) 289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program. Registered representatives with Capital Brokerage Corporation are also licensed as insurance agents in the states in which they do business and are appointed with the Company.

                      Capital Brokerage Corporation also enters into selling agreements with an affiliated broker-dealer and unaffiliated broker-dealers to sell the contracts. The registered representatives of these selling firms are registered with the NASD and with the states in which they do business, are licensed as insurance agents in the states in which they do business and are appointed with us.

                      We currently do not pay compensation for the promotion and sale of the contracts, however, we reserve the right to do so in the future.

                      During 2005, no commissions have been paid to Capital Brokerage Corporation for the sale of contracts in the Separate Account as this product commenced new sales on October 2, 2006, and we do not pay any commission on the sale of this product. In 2005, 2004 and 2003, no underwriting commissions were paid to Capital Brokerage Corporation. Although neither we nor Capital Brokerage Corporation anticipate discontinuing the offering of the contracts, we do reserve the right to discontinue offering the contracts at any time.

Additional Information

OWNER                 The obligations to owners under the contracts are ours.
QUESTIONS             Please direct your questions and concerns to us at our
                      Home Office.

RETURN                Within 10 days after you receive the contract (or such
PRIVILEGE             longer period as may be required by applicable law), you
                      may cancel it for any reason by delivering or mailing it postage prepaid to:

                             Genworth Life and Annuity Insurance Company
                                        Annuity New Business
                                       6610 West Broad Street
                                      Richmond, Virginia 23230

                      If you cancel your contract, it will be void. Unless state law requires otherwise, the amount of the refund you receive will equal your Contract Value as of the Valuation Day our Home Office receives the returned contract plus any adjustments required by applicable law or regulation as of the date we receive the contract. If state law requires that we return your purchase payments, the amount of the refund will equal the purchase payments made less any partial withdrawals you have previously taken. In certain states you may have more than 10 days to return the contract for a refund.

STATE                 As a life insurance company organized and operated under
REGULATION            the laws of the Commonwealth of Virginia, we are subject
                      to provisions governing life insurers and to regulation by the Virginia Commissioner of Insurance.

                      Our books and accounts are subject to review and examination by the State Corporation Commission of the Commonwealth of Virginia at all times. That Commission conducts a full examination of our operations at least every five years.

EVIDENCE OF           We may require proof of the age, gender or survival of
DEATH, AGE,           any person or persons before acting on any applicable
GENDER OR             contract provision.
SURVIVAL

RECORDS AND           As presently required by the 1940 Act and applicable
REPORTS               regulations, we are responsible for maintaining all
                      records and accounts relating to the Separate Account. At least once each year, we will send you a report showing information about your contract for the period covered by the report. The report will show the total Contract Value and a breakdown of the assets in the Subaccount. The report also will show purchase payments and charges made during the statement period. We also will send you an annual and a semi-annual report for the Total Return Fund, as required by the 1940 Act. In addition, you will receive a written confirmation when you make purchase payments or take partial withdrawals.

OTHER                 We have filed a Registration Statement with the SEC,
INFORMATION           under the Securities Act of 1933 as amended, for the
                      contracts being offered by this prospectus. This prospectus does not contain all the information in the Registration Statement, its amendments and exhibits.
                      Please refer to the Registration Statement for further information about the Separate Account, the Company, and the contracts offered. Statements in this prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC and available on the SEC's website at http://www.sec.gov.

LEGAL                 We face a significant risk of litigation and regulatory
PROCEEDINGS           investigations and actions in the ordinary course of
                      operating our businesses, including the risk of class action lawsuits. Our pending legal and regulatory actions include proceedings specific to us and others generally applicable to business practices in the industries in which we operate. In our insurance operations, we are or may become subject to class actions and individual suits alleging, among other things, issues relating to sales or underwriting practices, payment of contingent or other sales commissions, claims payments and procedures, product design, product disclosure, administration, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, charging excessive or impermissible fees on products, recommending unsuitable products to customers and breaching fiduciary or other duties to customers. Plaintiffs in class action and other lawsuits against us may seek very large or indeterminate amounts, including punitive and treble damages, which may remain unknown for substantial periods of time. In our investment-related operations, we are subject to litigation involving commercial disputes with counterparties. We are also subject to litigation arising out of our general business activities such as our contractual and employment relationships. We are also subject to various regulatory inquiries, such as information requests, subpoenas and books and record examinations, from state and federal regulators and other authorities. A substantial legal liability or a significant regulatory action against us could have an adverse effect on our business, financial condition and results of operations. Moreover, even if we ultimately prevail in the litigation, regulatory action or investigation, we could suffer significant reputational harm, which could have an adverse effect on our business, financial condition and results of operations.

                      Capital Brokerage Corporation is not in any pending or threatened lawsuits that are reasonably likely to have a material adverse impact on us or the Separate Account.

                      Although it is not anticipated that these developments will have an adverse impact on us, the Separate Account or on the ability of Capital Brokerage Corporation to perform under its principal underwriting agreement, there can be no assurance at this time.

Table of Contents

Statement of Additional Information

                                                                           Page
The Company...............................................................  B-3

The Separate Account......................................................  B-4

The Contracts.............................................................  B-5
   Net Investment Factor..................................................  B-5

Termination of Participation Agreement....................................  B-5

Calculation of Performance Data...........................................  B-5
   Subaccount Investing in the GE Investments Funds, Inc. -- Total Return
     Fund.................................................................  B-6

Tax Matters...............................................................  B-7
   Taxation of Genworth Life and Annuity Insurance Company................  B-7
   IRS Required Distributions.............................................  B-7

General Provisions........................................................  B-8
   Using the Contracts as Collateral......................................  B-8
   The Beneficiary........................................................  B-9
   Non-Participating......................................................  B-9
   Misstatement of Age or Gender..........................................  B-9
   Incontestability.......................................................  B-9
   Statement of Values....................................................  B-9
   Trust as Owner or Beneficiary..........................................  B-9
   Written Notice.........................................................  B-9

Legal Developments Regarding Employment-Related Benefit Plans.............  B-9

Regulation of Genworth Life and Annuity Insurance Company................. B-10

Experts................................................................... B-10

Financial Statements...................................................... B-10

                  Genworth Life and Annuity Insurance Company
                            6610 West Broad Street
                           Richmond, Virginia 23230

                      A Statement of Additional Information containing more detailed information about the contract and the Separate Account is available free by writing us at the address below or by calling (800) 352-9910.

                      Genworth Life and Annuity Insurance Company
                      Annuity New Business
                      6610 West Broad Street
                      Richmond, Virginia 23230

                      Please mail a copy of the Statement of Additional Information for the Separate Account, Form P1165 4/05 to:
                      Endorsement P5322 2/06

                      Name _____________________________________________________

                      Address __________________________________________________
                                                     Street

                      __________________________________________________________
                               City             State                        Zip

                      Signature of Requestor ___________________________________

                    Statement of Additional Information For
   Flexible Purchase Payment Variable Income with Guaranteed Minimum Income
                   Immediate and Deferred Annuity Contracts

                                Form P1165 4/05
                            Endorsement P5322 2/06

                                  Issued by:
Genworth Life and Annuity Insurance Company Genworth Life & Annuity VA Separate
                                   Account 2
                            6610 West Broad Street
                           Richmond, Virginia 23230
                       Telephone Number: (800) 352-9910

--------------------------------------------------------------------------------

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus, dated October 2, 2006, for the Flexible Purchase Payment Variable Income with Guaranteed Minimum Income Immediate and Deferred Annuity Contracts issued by Genworth Life and Annuity Insurance Company through its Genworth Life & Annuity VA Separate Account 2. The terms used in the current prospectus for the Flexible Purchase Payment Variable Income with Guaranteed Minimum Income Immediate and Deferred Annuity Contracts are incorporated into this Statement of Additional Information.

For a free copy of the prospectus:

Call:     (800) 352-9910

Or write: Genworth Life and Annuity Insurance Company
          6610 West Broad Street
          Richmond, Virginia 23230

Or visit: www.genworth.com

Or:       contact your financial representative

The date of this Statement of Additional Information is October 2, 2006.

Table of Contents

The Company...............................................................  B-3

The Separate Account......................................................  B-4

The Contracts.............................................................  B-5
   Net Investment Factor..................................................  B-5

Termination of Participation Agreement....................................  B-5

Calculation of Performance Data...........................................  B-5
   Subaccount Investing in the GE Investments Funds, Inc. -- Total Return
     Fund.................................................................  B-6

Tax Matters...............................................................  B-7
   Taxation of Genworth Life and Annuity Insurance Company................  B-7
   IRS Required Distributions.............................................  B-7

General Provisions........................................................  B-8
   Using the Contracts as Collateral......................................  B-8
   The Beneficiary........................................................  B-9
   Non-Participating......................................................  B-9
   Misstatement of Age or Gender..........................................  B-9
   Incontestability.......................................................  B-9
   Statement of Values....................................................  B-9
   Trust as Owner or Beneficiary..........................................  B-9
   Written Notice.........................................................  B-9

Legal Developments Regarding Employment-Related Benefit Plans.............  B-9

Regulation of Genworth Life and Annuity Insurance Company................. B-10

Experts................................................................... B-10

Financial Statements...................................................... B-10

THE COMPANY           We are a stock life insurance company operating under a
                      charter granted by the Commonwealth of Virginia on March 21, 1871 as The Life Insurance Company of Virginia.
                      An affiliate of the General Electric Company ("GE") acquired us on April 1, 1996 and ultimately contributed the majority of the outstanding common stock to Genworth
                      Life Insurance Company ("GLIC"), formerly known as
                      General Electric Capital Assurance Company.

                      On May 24, 2004, we became an indirect, wholly-owned subsidiary of Genworth Financial, Inc. ("Genworth"). On May 25, 2004, Genworth's Class A common stock began trading on The New York Stock Exchange.

                      On May 31, 2004, we became a direct, wholly-owned subsidiary of GLIC while remaining an indirect, wholly-owned subsidiary of Genworth. Our preferred shares are owned by an affiliate, Brookfield Life Assurance Company Limited.

                      On March 8, 2006, a subsidiary of GE completed a secondary offering to sell its remaining interest in Genworth.

                      On June 29, 2006, we requested that the State Corporation Commission, Bureau of Insurance of the Commonwealth of Virginia review and ultimately approve the proposed mergers of Federal Home Life Insurance Company ("FHL") and First Colony Life Insurance Company ("FCL") into the Company ("GLAIC Merged"). The Company would be the surviving entity. FHL and FCL are both stock life insurance companies operating under charters granted by the Commonwealth of Virginia and both are affiliates of the Company. The proposed mergers are subject to regulatory approval. Should these proposed mergers be consummated, the anticipated effective date is January 1, 2007. Upon consummation of the contemplated mergers involving FHL and FCL and subject to regulatory approval, it is anticipated that GLAIC Merged would transfer its shares of American Mayflower Life Insurance Company of New York ("AML") to Genworth Life Insurance Company of New York ("GLICNY"), an affiliate, in exchange for a non-majority ownership interest in GLICNY. Upon transfer, AML would be merged into GLICNY. GLICNY would be the surviving entity. These mergers are part of the continuing efforts of Genworth, our ultimate parent company, to simplify its operations, reduce its costs and build its brand.

                      We principally offer annuity contracts, guaranteed investment contracts, funding agreements, funding agreements backing notes, Medicare supplement insurance and life insurance policies. We do business in the District of Columbia and all states, except New York. Our principal offices are located at 6610 West Broad Street, Richmond, Virginia 23230.

                      We are one of a number of subsidiaries of Genworth, a company that, through its subsidiaries, serves the life and lifestyle protection, retirement income, investment and mortgage insurance needs of more than 15 million customers. Our product offerings are divided along two segments of consumer needs: (1) Retirement Income and Investments and (2) Protection.

                         . Retirement Income and Investments.  We offer
                           deferred annuities (variable and fixed) and variable life insurance to a broad range of individual consumers who want to accumulate tax-deferred assets for retirement, desire a tax-efficient source of income and seek to protect against outliving their assets. We also offer GICs and funding agreements as investment products to institutional buyers.

                         . Protection.  Our Protection segment includes
                           universal life insurance, interest-sensitive whole life insurance and Medicare supplement insurance. Life insurance products provide protection against financial hardship after the death of an insured by providing cash payment to the beneficiaries of the policyholder. Medicare supplement insurance provides coverage for Medicare-qualified expenses that are not covered by Medicare because of applicable deductibles or maximum limits.

                      We also have a Corporate and Other segment, which consists primarily of net realized investment gains (losses), unallocated corporate income, expenses and income taxes.

                      We are subject to regulation by the State Corporation Commission of the Commonwealth of Virginia. We file an annual statement with the Virginia Commissioner of Insurance on or before March 1 of each year covering our operations and reporting on our financial condition as of December 31 of the preceding year. Periodically, the Commissioner of Insurance examines our liabilities and reserves and those of the Separate Account and assesses their adequacy, and a full examination of our operations is conducted by the State Corporation Commission, Bureau of Insurance of the Commonwealth of Virginia, at least every five years.

                      We are also subject to the insurance laws and regulation of other states within which we are licensed to operate.

THE SEPARATE          In accordance with the Board Resolution establishing the
ACCOUNT               Separate Account, such Separate Account will be divided
                      into one or more Subaccounts, each of which shall invest in the shares of a designated mutual fund portfolio, unit investment trust, managed separate account and/or other portfolios (the "Eligible Portfolios"), and net premiums under the contracts shall be allocated to the Subaccounts which will invest in the Eligible Portfolios set forth in the contracts in accordance with the instructions received from contract owners.

THE CONTRACTS

NET INVESTMENT        The net investment factor measures investment performance
FACTOR                of the Subaccount during a Valuation Period. The
                      Subaccount has its own net investment factor for a Valuation Period. The net investment factor of a Subaccount available under a contract for a Valuation
                      Period is (a) divided by (b) minus (c) where:

                        (a) is the result of:

                            (1) the value of the net assets of the Subaccount
                                at the end of the preceding Valuation Period;
                                plus

                            (2) the investment income and capital gains,
                                realized or unrealized, credited to the net assets of the Subaccount during the Valuation Period for which the net investment factor is being determined; minus

                            (3) the capital losses, realized or unrealized,
                                charged against those assets during the
                                Valuation Period; minus

                            (4) any amount charged against the Subaccount for
                                taxes (this includes any amount we set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of the Subaccount); and

                        (b) is the value of the net assets of the Subaccount at
                            the end of the preceding Valuation Period; and

                        (c) is a factor for the Valuation Period representing
                            the mortality and expense risk charge.

                      We will value the assets in the Separate Account at their fair market value in accordance with generally accepted accounting practices and applicable laws.

TERMINATION OF        The participation agreement pursuant to which the Fund
PARTICIPATION         sells its shares to the Separate Account contains
AGREEMENT             provisions regarding termination. The following
                      summarizes these provisions:

                      GE Investments Funds, Inc. This agreement may be terminated at the option of any party upon one-hundred eighty (180) days' advance written notice to the other parties, unless a shorter time is agreed to by the parties.

CALCULATION OF        From time to time, we may disclose total return, yield,
PERFORMANCE           and other performance data for the Subaccount investing
DATA                  in the Total Return Fund. Such performance data will be
                      computed, or accompanied by performance data computed, in accordance with the standards defined by the SEC and the NASD.

                      The calculations of yield, total return, and other performance data do not reflect the effect of any premium tax that may be applicable to a particular contract. Premium taxes currently range from 0% to 3.5% of premium payments and are generally based on the rules of the state in which you reside.

SUBACCOUNT INVESTING  Standardized Total Return.  Sales literature or
IN THE GE INVESTMENTS advertisements may quote total return, including average FUNDS, INC. -- TOTAL annual total return for the Subaccount for various
RETURN FUND           periods of time including 1 year, 5 years and 10 years,
                      or from inception if any of those periods are not available.

                      Average annual total return for a period represents the average annual compounded rate of return that would equate an initial investment of $1,000 under a contract to the redemption value of that investment as of the last day of the period. The ending date for each period for which total return quotations are provided will be for the most recent practicable, considering the type and media of the communication, and will be stated in the communication.

                      For periods that begin before the contract was available, performance data will be based on the performance of the underlying Portfolios, with the level of the Separate Account and contract charges currently in effect. Average annual total return will be calculated using Subaccount unit values as described below:

                        (1) We calculate unit value for each Valuation Period
                            based on the performance of the Subaccount investing in the Total Return Fund (after deductions for the Total Return Fund's expenses, and the mortality and expense risk fees).

                        (2) Standardized total return does not reflect the
                            deduction of any premium taxes.

                        (3) Standardized total return will then be calculated
                            according to the following formula:

                            TR = (ERV/P)/1/N/ - 1

                            where:

                            TR  =   the average annual total return for the
                                    period.
                            ERV =   the ending redeemable value (reflecting
                                    deductions as described above) of the
                                    hypothetical investment at the end of the
                                    period.
                            P   =   a hypothetical single investment of $1,000.
                            N   =   the duration of the period (in years).

                      The Total Return Fund has provided the price information used to calculate the historical performance of the Subaccount. We have no reason to doubt the accuracy of the figures provided by the Total Return Fund. We have not independently verified such information.

                      We may disclose cumulative total return in conjunction with the standard format described above. The cumulative total return will be calculated using the following formula:

                      CTR = (ERV/P) - 1

                      where:

CTR =   the cumulative total return for the period.
ERV =   the ending redeemable value (reflecting deductions as described above) of the hypothetical investment at the end of the period.
P   =   a hypothetical single investment of $1,000.

                      Other non-standardized quotations of Subaccount performance may also be used in sales literature. Such quotations will be accompanied by a description of how they were calculated. We will accompany any non-standardized quotations of Subaccount performance with standardized performance quotations.

TAX MATTERS

TAXATION OF GENWORTH  We do not expect to incur any federal income tax
LIFE AND ANNUITY      liability attributable to investment income or capital
INSURANCE COMPANY     gains retained as part of the reserves under the
                      contracts. (See the "Federal Tax Matters" section of the prospectus.) Based upon these expectations, no charge is being made currently to the Separate Account for Federal income taxes. Such a charge may be made in future years if we believe that we may incur Federal income taxes.
                      This might become necessary if the tax treatment of the Company is ultimately determined to be other than what we currently believe it to be, if there are changes made in the Federal income tax treatment of annuities at the corporate level, or if there is a change in our tax status. In the event that we should incur Federal income taxes attributable to investment income or capital gains retained as part of the reserves under the contracts, the Contract Value would be correspondingly adjusted by any provision or charge for such taxes.

                      We may also incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes, with the exception of premium taxes, are not significant. If there is a material change in applicable state or local tax laws causing an increase in taxes other than premium taxes (for which we may currently impose a charge), charges for such taxes attributable to the Separate Account may also be made.

IRS REQUIRED          In order to be treated as an annuity contract for Federal
DISTRIBUTIONS         income tax purposes, Section 72(s) of the Code requires
                      any Non-Qualified contract to provide that:

                        (a) if any owner dies on or after the Annuity
                            Commencement Date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner's death; and

                        (b) if any owner dies prior to the Annuity Commencement
                            Date, the entire interest in the contract will be distributed:

                            (1) within five years after the date of that
                                owner's death, or

                            (2) as Income Payments which will begin within one
                                year of that owner's death and which will be made over the life of the owner's "designated beneficiary" or over a period not extending beyond the life expectancy of that beneficiary.

                      The "designated beneficiary" generally is the person who will be treated as the sole owner of the contract following the death of the owner, joint owner or, in certain circumstances, the Annuitant or Joint Annuitant. However, if the "designated beneficiary" is the surviving spouse of the decedent, these distribution rules will not apply until the surviving spouse's death (and this spousal exception will not again be available). If any owner is not an individual, the death of the Annuitant will be treated as the death of an owner for purposes of these rules.

                      The Non-Qualified contracts contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the requirements of Section 72(s) when clarified by regulation or otherwise.

                      Other rules apply to Qualified Contracts.

GENERAL
PROVISIONS

USING THE             A Non-Qualified Contract can be assigned as collateral
CONTRACTS AS          security. We must be notified in writing if a contract is
COLLATERAL            assigned. Any payment made before the assignment is
                      recorded at our Home Office will not be affected. We are not responsible for the validity of an assignment. Your rights and the rights of a beneficiary may be affected by an assignment. The basic benefits of a Non-Qualified
                      Contract are assignable. Additional benefits added by rider may or may not be available and/or eligible for assignment. See the "Federal Tax Matters" provision of the prospectus.

                      The basic benefits of a Non-Qualified Contract are assignable. Additional benefits added by rider may or may not be available/eligible for assignments.

                      A Qualified Contract may not be sold, assigned, transferred, discounted, pledged or otherwise transferred except under such conditions as may be allowed under applicable law.

THE BENEFICIARY       You may select one or more primary and contingent
                      beneficiaries during your lifetime upon application or by filing a written request with our Home Office. Each change of beneficiary revokes any previous designation.

NON-PARTICIPATING     The contract is non-participating. No dividends are
                      payable.

MISSTATEMENT OF       If the Annuitant's age or gender, if applicable, was
AGE OR GENDER         misstated on the contract data page, any contract
                      benefits or proceeds, or availability thereof, will be determined using the correct age and gender.

INCONTESTABILITY      We will not contest the contract.

STATEMENT OF VALUES   At least once each year, we will send you a statement of
                      values within 30 days after each report date. The statement will show Contract Value, purchase payments and other financial transactions made by you during the report period.

TRUST AS OWNER OR     If a trust is named as the owner or beneficiary of this
BENEFICIARY           contract and subsequently exercises ownership rights or
                      claims benefits hereunder, we will have no obligation to verify that a trust is in effect or that the trustee is acting within the scope of his/her authority. Payment of contract benefits to the trustee shall release us from all obligations under the contract to the extent of the payment. When we make a payment to the trustee, we will have no obligation to ensure that such payment is applied according to the terms of the trust agreement.

WRITTEN NOTICE        Any written notice should be sent to us at our Home
                      Office at 6610 West Broad Street, Richmond, Virginia
                      23230. The contract number and each Annuitant's full name must be included.

                      We will send all notices to the owner at the last known address on file with us.

LEGAL                 On July 6, 1983, the Supreme Court held in Arizona
DEVELOPMENTS          Governing Committee for Tax Deferred Annuity v. Norris,
REGARDING             463 U.S. 1073 (1983), that optional annuity benefits
EMPLOYMENT-           provided under an employee's deferred compensation plan
RELATED BENEFIT       could not, under Title VII of the Civil Rights Act of
PLANS                 1964, vary between men and women on the basis of gender.
                      The contract contains guaranteed annuity purchase rates for certain optional payment plans that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a contract may be purchased.

REGULATION OF         Besides Federal securities laws and Virginia insurance
GENWORTH LIFE         law, we are subject to the insurance laws and regulations
AND ANNUITY           of other states within which it is licensed to operate.
INSURANCE             Generally, the Insurance Department of any other state
COMPANY               applies the laws of the state of domicile in determining
                      permissible investments. Presently, we are licensed to do business in the District of Columbia and all states, except New York.

EXPERTS The consolidated financial statements and schedules of Genworth Life and Annuity Insurance Company and subsidiary (the Company) as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005, have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

                      The reports of KPMG LLP dated March 10, 2006 with respect to the consolidated financial statements and schedules of Genworth Life and Annuity Insurance Company and subsidiary refer to a change in accounting for certain nontraditional long-duration contracts and for separate accounts in 2004.

FINANCIAL             The consolidated financial statements of the Company and
STATEMENTS            subsidiary included in the Statement of Additional
                      Information should be considered only as bearing on the ability of the Company to meet its obligations under the contract. Such consolidated statements of the Company and subsidiary should not be considered as bearing on the investment performance of the assets held in the Separate
                      Account.